As filed with the Securities and Exchange Commission on November 22, 2021
Securities Act File No. 333-
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-2
☒ Registration Statement under the Securities Act of 1933
 ☐ Pre-Effective Amendment No.
 ☐ Post-Effective Amendment No.
GREAT ELM CAPITAL CORP.
(Registrant’s Exact Name as Specified in Charter)
800 South Street, Suite 230
Waltham, Massachusetts 02453
(Address of Principal Executive Offices)

(617) 375-3006
(Registrant’s Telephone Number, including Area Code)

Peter A. Reed
Chief Executive Officer and President
Great Elm Capital Corp.
800 South Street, Suite 230
Waltham, Massachusetts 02453
(Name and Address of Agent for Service)
COPIES TO:
Rory T. Hood
Jones Day
250 Vesey Street
New York, New York 10281
(212) 326-3939
Approximate Date of Commencement of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒
Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☒	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐
Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐
Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):
☐	when declared effective pursuant to Section 8(c) of the Securities Act.
If appropriate, check the following box:
☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐
This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

☐
This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

☐
This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

Check each box that appropriately characterizes the Registrant:
☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☒	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☒	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).
☐
If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit(1)(2)	Proposed Maximum Aggregate Offering Price(1)(3)	Amount of Registration Fee(1)
Common Stock, $0.01 par value per share(4)
Preferred Stock, $0.01 par value per share(5)
Subscription Rights(6)
Warrants(7)
Debt Securities(8)
Units(9)
Total	$100,000,000	100%	$100,000,000(10)	$9,279
(1)	Not specified as to each class of securities to be registered pursuant to General Instruction A.2 to Form N-2.
(2)	The proposed maximum offering price per unit will be determined from time to time by the registrant in connection with the issuance by the registrant of the securities registered hereunder.
(3)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o).
(4)	Subject to note (10) below, there is being registered an indeterminate number of shares of common stock.
(5)	Subject to note (10) below, there is being registered an indeterminate number of shares of preferred stock.
(6)	Subject to note (10) below, there is being registered an indeterminate number of subscription rights.
(7)	Subject to note (10) below, there is being registered an indeterminate number of warrants, representing rights to purchase common stock, preferred stock or debt securities.
(8)	Subject to note (10) below, there is being registered an indeterminate number of shares of debt securities.
(9)
Subject to note (10) below, there is being registered an indeterminate number of units which may consist of a combination of any one or more of the securities being registered hereunder and may also include securities issued by third parties, including the U.S. Treasury.

(10)
Pursuant to General Instruction I.B.6 of Form S-3, in no event will we sell securities in a public primary offering pursuant to this prospectus with a value exceeding more than one-third of our “Public Float” (the market value of our common stock held by our non-affiliates) in any 12-months period so long as our Public Float remains below $75,000,000.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

The information in this preliminary prospectus is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
PRELIMINARY PROSPECTUS
SUBJECT TO COMPLETION, DATED NOVEMBER 22, 2021
GREAT ELM CAPITAL CORP.
Common Stock
Preferred Stock
Subscription Rights
Warrants
Debt Securities
Units
We are an externally managed non-diversified closed-end management investment company that elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”). We seek to generate current income and capital appreciation through debt and income generating equity investments, including investments in specialty finance businesses. Our external investment manager, Great Elm Capital Management, Inc. (“GECM”), provides the administrative services necessary for us to operate.
We may offer and sell from time to time our common stock, par value $0.01 per share (“common stock”), preferred stock, par value $0.01 per share (“preferred stock”), certain debt securities (“debt securities”), subscription rights (“subscription rights”), warrants, representing rights to purchase common stock, preferred stock or debt securities (“warrants”), and units which may consist of a combination of any one or more of the securities being registered hereunder and may also include securities issued by third parties, including the U.S. Treasury (“units” and, together with the common stock, preferred stock, debt securities subscription rights and warrants, the “securities”). We may sell any combination of these securities in one or more offerings.
We will provide the specific terms of the securities to be offered in one or more supplements to this prospectus. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our securities. This prospectus may not be used to offer and sell our securities unless accompanied by a prospectus supplement describing the method and terms of the offering of those offered securities.
We may sell the securities directly or to or through underwriters or dealers, and also to other purchasers or through agents. The names of any underwriters or agents that are included in a sale of securities to you, and any applicable commissions or discounts, will be stated in an accompanying prospectus supplement.
Our common stock is listed on the NASDAQ Global Market (“Nasdaq”) under the ticker symbol “GECC.” Our 6.50% Notes due 2024, 6.75% Notes due 2025 and 5.875% Notes due 2026 trade on Nasdaq under the symbols “GECCN,” GECCM” and “GECCO,” respectively. As of November 19, 2021, the last reported price of our common stock, 6.50% Notes due 2024, 6.75% Notes due 2025 and 5.875% Notes due 2026 was $3.47, $25.16, $25.16 and $25.63, respectively. We have not yet determined whether any of the other securities that may be offered by this prospectus will be listed on any exchange, inter-dealer quotation system or over-the-counter system. If we decide to seek a listing for any of those securities, that will be disclosed in a prospectus supplement.
Based on the last reported sale price of $3.47 per share of our common stock on Nasdaq on November 19, 2021, the aggregate market value of our outstanding common stock held by non-affiliates was $47,048,251.78 based on 26,905,668 shares of outstanding common stock, of which 13,558,574 shares were held by non-affiliates. As of the date of this prospectus we have not sold any of our securities pursuant to General Instruction I.B.6 of Form S-3 during the prior 12 calendar month period that ends on and includes the date of this prospectus. Pursuant to General Instruction I.B.6 of Form S-3, in no event will we sell securities in a public primary offering pursuant to this prospectus with a value exceeding more than one-third of our “Public Float” (the market value of our common stock held by our non-affiliates) in any 12-months period so long as our Public Float remains below $75,000,000.
We are required to determine the net asset value per share of our common stock on a quarterly basis. On September 30, 2021, our net asset value per share was $3.70. Shares of closed-end investment companies that are listed on an exchange, including BDCs, frequently trade at a discount to their NAV per share. If our shares trade at a discount to our NAV, it may increase the risk of loss for purchasers of our common stock. We are an “emerging growth company” within the meaning of the Jumpstart Our Business Startups (JOBS) Act (the “JOBS Act”), and, as such, are subject to reduced public company reporting requirements.
Investing in our securities involves a high degree of risk. See “Risk Factors” beginning on page 8 of this prospectus to read about factors you should consider, including the risk of leverage, before investing in our securities.
This prospectus sets forth concisely important information you should know before investing in our securities. Please read it and the documents we refer you to carefully in their entirety before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission (the “SEC”). We maintain a website at http://www.greatelmcc.com and we make all of our annual, quarterly and current reports, proxy statements and other publicly filed information, and all information incorporated by reference herein, available, free of charge, on or through such website. Information on our website is not incorporated or a part of this prospectus. You may also obtain free copies of our annual and quarterly reports and make stockholder inquiries by contacting us at Great Elm Capital Corp., 800 South Street, Suite 230, Waltham, Massachusetts 02453 or by calling us collect at (617) 375-3006. The SEC maintains a website at http://www.sec.gov where such information is available without charge. Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This prospectus is dated    , 2021.

i

ABOUT THIS PROSPECTUS
This prospectus is part of a registration statement that we filed with the SEC, using a “shelf” registration process. Under this shelf process, we may from time to time sell any combination of the securities described in this prospectus in one or more offerings.
This prospectus provides you with a general description of the securities we may offer. Each time we sell securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. For a more complete understanding of the offering of the securities, you should refer to the registration statement, including its exhibits. The prospectus supplement may also add, update or change information contained in this prospectus. You should read this prospectus and any prospectus supplement carefully before you invest in our securities. It is important for you to read and consider all of the information contained in this prospectus and any prospectus supplement before making your investment decision. See “Where You Can Find More Information” and “Information We Incorporate By Reference” in this prospectus.
You should rely only on the information contained in, or incorporated by reference in, this prospectus. We have not authorized any other person to provide you with additional information, or with information different from that contained in this prospectus. We take no responsibility for, and provide no assurance as to the reliability of, any other information that others may give to you. We are not making an offer to sell the securities in any jurisdiction where the offer or sale is not permitted. This prospectus does not constitute an offer to sell or a solicitation of any offer to buy any security other than the securities to which it relates. You should assume that the information appearing in this prospectus is accurate only as of the date on its front cover. Our business, financial condition, results of operations and prospects may have changed since such date. To the extent required by law, we will amend or supplement the information contained in this prospectus. We encourage you to consult your own counsel, accountant and other advisors for legal, tax, business, financial and related advice regarding an investment in our securities.
The terms “we,” “us,” “our,” “the Company” and “GECC” in this prospectus refer to Great Elm Capital Corp., a Maryland corporation, and its subsidiaries for the periods after our consummation of the formation transactions and the merger of Full Circle Capital Corporation, a Maryland corporation (“Full Circle”), with and into us (the “Merger”).
ii

PROSPECTUS SUMMARY
This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” in this prospectus and the other information included in this prospectus and the documents to which we have referred.
Great Elm Capital Corp.
We are a Maryland corporation that was formed in April 2016 and commenced operations on November 3, 2016 following the Merger. We operate as a closed-end, externally managed, non-diversified management investment company that has elected to be regulated as a BDC under the Investment Company Act. In addition, for tax purposes, we elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), beginning with our tax year starting October 1, 2016.
We seek to generate current income and capital appreciation through debt and income generating equity investments, including investments in specialty finance businesses.
To achieve our investment objectives, we invest in secured and senior secured debt instruments of middle market companies that we believe offer sufficient downside protection and have the potential to generate attractive returns. We generally define middle market companies as companies with enterprise values between $100.0 million and $2.0 billion.
In addition, we make debt and equity investments in companies and operating platforms that originate and/or service commercial specialty finance businesses, including factoring, equipment finance, inventory leasing, merchant cash advance and hard money real estate lending. We also invest directly (including via participation) in the investments made by such businesses. In addition, we have invested in special purpose acquisition companies (“SPACs”). We treat our investments in SPACs as non-qualifying assets under Section 55(a) of the Investment Company Act.
We also make investments throughout other portions of a company’s capital structure, including subordinated debt, mezzanine debt, and equity or equity-linked securities.
We source these transactions directly with issuers and in the secondary markets through relationships with industry professionals.
We are and will remain an “emerging growth company” as defined in the JOBS Act until December 31, 2021. For so long as we remain an “emerging growth company” we may take advantage of exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”). Additionally, as a BDC with less than $100 million in annual investment income, we are not subject to the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. We cannot predict if investors will find our securities less attractive because we will rely on some or all of these exemptions. If some investors find our securities less attractive as a result, there may be a less active and more volatile trading market for our securities.
Great Elm Capital Management, Inc.
We are managed by GECM, whose investment team has an aggregate of more than 100 years of experience in financing and investing in leveraged middle-market companies. GECM’s team is led by Peter A. Reed, GECM’s Chief Investment Officer. The GECM investment committee includes Peter A. Reed, Jason W. Reese, Adam M. Kleinman and Matt Kaplan.
GECM has entered into a shared services agreement with Imperial Capital Asset Management, LLC (“ICAM”), pursuant to which ICAM makes available to GECM certain employees of ICAM, including Matt Kaplan, to provide services to GECM in exchange for reimbursement by GECM of the allocated portion of such employees’ time.
We entered into an investment management agreement with GECM, dated as of September 27, 2016 (the “Investment Management Agreement”), pursuant to which GECM provides investment advisory services to GECC, GECM’s investment advisory services are subject to the overall supervision of our board of directors (our “Board”). For providing these services, GECM receives a fee from us, consisting of two components: (1) a base management fee and (2) an incentive fee.

The base management fee is calculated at an annual rate of 1.50% based on the average value of our total assets (determined in conformity with generally accepted accounting principles in the United States (“GAAP”) (other than cash or cash equivalents but including assets purchased with borrowed funds or other forms of leverage)) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears.
The incentive fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. One component of the incentive fee is based on income (the “Income Incentive Fee”) and the other component is based on capital gains (the “Capital Gains Incentive Fee”).
Pursuant to the Administration Agreement, GECM furnishes us with administrative services and we pay GECM our allocable portion of overhead and other expenses incurred by GECM in performing its obligations under the Administration Agreement, including our allocable portion of the cost of our Chief Financial Officer and Chief Compliance Officer and their respective staffs.
Risk Factors
Investment in our securities involves a number of significant risks relating to our investments and our business and structure that you should consider before investing in our securities.
The global outbreak of the novel coronavirus (“COVID-19”) pandemic has disrupted economic markets and the economic impact, duration and spread of the COVID-19 virus is uncertain at this time. The operational and financial performance of some of the portfolio companies in which we make investments has been and may further be significantly impacted by COVID-19, which may in turn impact the valuation of our investments, results of our operations and cash flows.
Our business is subject to a number of risks and uncertainties, including the following:
•	We may lose all of our investments in Avanti Communications Group, plc (“Avanti”).
•
We face increasing competition for investment opportunities. Limited availability of attractive investment opportunities in the market could cause us to hold a larger percentage of our assets in liquid securities until market conditions improve.

•
Changes in the regulatory framework under which the wireless telecommunications industry operates and significant competition in the wireless telecommunications industry could adversely affect our business prospects or results of operations.

•
We are invested in a limited number of portfolio companies, which may subject us to a risk of significant loss if one or more of these companies defaults on its obligations under any of its debt instruments.

•
Our portfolio is concentrated in a limited number of industries, which subjects us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated.

•	Defaults by our portfolio companies may harm our operating results.
•	If we invest in companies that experience significant financial or business difficulties, we may be exposed to distressed lending risks.
•
Certain of the companies in which we invest may have difficulty accessing the capital markets to meet their future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

•
Investing in middle market companies involves a high degree of risk and our financial results may be affected adversely if one or more of our portfolio investments defaults on its loans or notes or fails to perform as we expect.

•
An investment strategy that includes privately held companies presents challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

•	Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.
•	Economic recessions or downturns could impair our portfolio companies and harm our operating results.
•	Our failure to maintain our status as a BDC would reduce our operating flexibility.
•
Regulations governing our operations as a BDC affect our ability to raise additional capital and the way in which we do so. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

•	We will be subject to corporate level U.S. federal income tax if we are unable to qualify as a RIC under the Code.
•	We may incur additional debt, which could increase the risk in investing in our Company.
•
The failure in cyber security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning, could impair our ability to conduct business effectively.

•	There are significant potential conflicts of interest that could impact our investment returns.
See “Risk Factors” and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in our securities.
Conflicts of Interest
Certain of our executive officers and directors, and members of the investment committee of GECM, serve or may serve as officers, directors or principals of entities that operate in the same or related lines of business as GECC or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities that may require them to devote time to services for other entities, which could interfere with the time available to provide services to us. Further, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with GECM and any advisers that may in the future become affiliated with Great Elm Group, Inc. (“GEG”). GEG is the parent company of GECM and currently holds approximately 22.0% of our outstanding common stock. See “Risk Factors—There are significant potential conflicts of interest that could impact our investment returns.”
Although funds managed by GECM may have different primary investment objectives than us, they may from time to time invest in asset classes similar to those we target. GECM is not restricted from raising an investment fund with investment objectives similar to ours. Any such funds may also, from time to time, invest in asset classes similar to those we target. GECM will endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any duties owed to us and such other funds. Nevertheless, it is possible that we may not be given the opportunity to participate in investments made by investment funds managed by investment managers affiliated with GECM.
We pay management and incentive fees to GECM, and reimburse GECM for certain expenses it incurs. In addition, investors in our common stock will invest on a gross basis and receive distributions on a net basis after expenses, resulting in, among other things, a lower rate of return than they might achieve through direct investments. GECM’s management fee is based on a percentage of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds and other forms of leverage) and GECM may have conflicts of interest in connection with decisions that could affect our total assets, such as decisions as to whether to incur indebtedness.
The part of the incentive fee payable by us that relates to our pre-incentive fee net investment income is computed and paid on income that may include interest that is accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible.
The Investment Management Agreement renews for successive annual periods if approved by our Board or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. However, we and GECM each have the right to terminate the agreement without penalty upon 60-days’ written notice to the other party. Moreover, conflicts of interest may arise if GECM seeks to change the terms of the Investment Management Agreement, including, for example, the terms for compensation. Except in limited circumstances, any material change to the Investment Management Agreement must be submitted to our stockholders for approval under the Investment Company Act, and we may from time to time decide it is appropriate to seek stockholder approval to change the terms of the agreement.
As a result of the arrangements described above, there may be times when our management team has interests that differ from those of our stockholders, giving rise to a conflict.
Our stockholders may have conflicting investment, tax and other objectives with respect to their investments in us. The conflicting interests of individual stockholders may relate to or arise from, among other things, the nature of our investments, the structure or the acquisition of our investments, and the timing of disposition of our investments. As a consequence, conflicts of interest may arise in connection with decisions we make, including with respect to the nature or structuring of our investments, that may be more beneficial for one stockholder than for another stockholder, especially with respect to stockholders’ individual tax situations. In selecting and structuring investments appropriate for us, GECM will consider our investment and tax objectives and our stockholders, as a whole, not the investment, tax or other objectives of any stockholder individually.
We may also have conflicts of interest arising out of the investment advisory activities of GECM. GECM may in the future manage other investment funds, accounts or investment vehicles that invest or may invest in assets eligible for purchase by us. To the extent that we compete with entities managed by GECM or any of its affiliates for a particular investment opportunity, GECM will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal investment allocation policies, (2) the requirements of the Investment Advisers Act of 1940 as amended (the “Advisers Act”), and (3) restrictions under the Investment Company Act regarding co-investments with affiliates. We have received exemptive relief from the SEC that allows us to co-invest, together with other investment vehicles managed by GECM, in specific investment opportunities in accordance with the terms of the order granting such relief.
Our Corporate Information
Our and GECM’s offices are located at 800 South Street, Suite 230, Waltham, MA 02453 and our phone number is (617) 375-3006. We maintain a website located at http://www.greatelmcc.com. Information on our website is not incorporated into or a part of this prospectus.
We file annual, quarterly and current reports, proxy statements and other information about us with the SEC. We maintain a website at http://www.greatelmcc.com and we make all of our annual, quarterly and current reports, proxy statements and other publicly filed information, and all information incorporated by reference herein, available, free of charge, on or through such website. Information on our website is not incorporated or a part of this prospectus. You may also obtain free copies of our annual and quarterly reports and make stockholder inquiries by contacting us at Great Elm Capital Corp., 800 South Street, Suite 230, Waltham, Massachusetts 02453 or by calling us collect at (617) 375-3006. The SEC maintains a website at http://www.sec.gov where such information is available without charge.

FEES AND EXPENSES
The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or that “we” will pay fees or expenses, common stockholders will indirectly bear such fees or expenses.
Stockholder Transaction Expenses:
Sales Load (as a percentage of offering price)	—%(1)
Offering Expenses (as a percentage of offering price)	—%(2)
Dividend Reinvestment Plan Expenses	—(3)
Total Stockholder Transaction Expenses (as a percentage of offering price)	—%
Annual Expenses (as a percentage of net assets attributable to common shares):
Base Management Fee	3.45%(4)
Incentive Fee	1.59%(5)
Interest Payments on Borrowed Funds	10.08%(6)
Other Expenses	3.10%
Total Annual Expenses	18.22%
(1)	In the event that any shares of common stock are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.
(2)
In the event that any shares of common stock are sold to or through underwriters, a corresponding prospectus supplement will disclose the estimated amount of total offering expenses (which may include offering expenses borne by third parties on our behalf), the offering price and the offering expenses borne by us as a percentage of the offering price.

(3)
The expenses of the dividend reinvestment plan are included in “other expenses” in the table above. We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our Board authorizes, and we declare, a cash distribution, our stockholders who have not opted out of our dividend reinvestment plan will have their cash distributions (net of any applicable withholding tax) automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. For additional information, see “Dividend Reinvestment Plan.”

(4)
We are externally managed by GECM and our base management fee is calculated at an annual rate of 1.50% based on the average value of our total assets (other than cash or cash equivalents, but including assets purchased with borrowed funds or other forms of leverage). Consequently, if we have borrowings outstanding, the base management fee as a percentage of net assets attributable to common shares would be higher than if we did not utilize leverage.

(5)	See “The Company—Investment Management Agreement.”
(6)
Assumes borrowings representing approximately 151% of our average net assets at an average annual interest rate of 6.36%. The amount of leverage that we may employ at any particular time will depend on, among other things, our Board’s and GECM’s assessment of market and other factors at the time of any proposed borrowing.

Example
The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.
	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return (assumes no return from net realized capital gains) (none of which is subject to the capital gains incentive fee)	$157	$417	$621	$956
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return resulting entirely from net realized capital gains (all of which is subject to the capital gains incentive fee)	$165	$436	$642	$969
This example should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown. The amounts included in the table above for “Other expenses” represent our estimates for the fiscal year ending December 31, 2021.

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Management Agreement, which, assuming a 5% annual return, would either not be payable or have an immaterial impact on the expense amounts shown above, is not included in the example. Under the Investment Management Agreement, no incentive fee would be payable if we have a 5% annual return. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. The example assumes that all dividends and other distributions are reinvested at net asset value. Under certain circumstances, reinvestment of dividends and other distributions under our dividend reinvestment plan may occur at a price per share that differs from net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

FINANCIAL HIGHLIGHTS
Information regarding our financial highlights is incorporated by reference herein from our most recent Annual Report on Form 10-K and our most recent Quarterly Report on Form 10-Q.

RISK FACTORS
Investing in our securities involves a number of significant risks. Before you invest in the securities, you should consider carefully consider the various risks associated with the investment, including those described in this prospectus, any accompanying prospectus supplement, any related free writing prospectus we may authorize in connection with a specific offering, “Part I, Item IA. Risk Factors” in our most recent Annual Report on Form 10-K, which is incorporated by reference herein in their entirety, “Part II, Item 1A. Risk Factors” in our most recent Quarterly Report on Form 10-Q, which is incorporated by reference herein in their entirety, and any document incorporated by reference herein. You should carefully consider these risk factors, together with all of the other information included in this prospectus, any accompanying prospectus supplement and any related free writing prospectus we may authorize in connection with a specific offering, before you decide whether to make an investment in our securities. The risks set out and described in these documents are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, you may lose all or part of your investment. Please also read carefully the section titled “Cautionary Note Regarding Forward-Looking Information.”

CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION
This prospectus, any accompanying prospectus supplement, any related free writing prospectus and any documents we may incorporate by reference herein contain forward-looking statements, which relate to future events or our future performance or financial conditions. Forward-looking statements involve a number of risks and uncertainties, including statements concerning:
•	our, or our portfolio companies’, future business, operations, operating results or prospects;
•	the return or impact of current and future investments;
•	the impact of a protracted decline in the liquidity of credit markets on our business;
•	the impact of fluctuations in interest rates on our business;
•	the impact of changes in laws or regulations governing our operations or the operations of our portfolio companies;
•	our contractual arrangements and relationships with third parties;
•	our current and future management structure;
•	the general economy and its impact on the industries in which we invest;
•	the financial condition of and ability of our current and prospective portfolio companies to achieve their objectives;
•	serious disruptions and catastrophic events, including the impact of the COVID-19 pandemic on the global economy;
•	our expected financings and investments;
•	the adequacy of our financing resources and working capital;
•	the ability of our investment adviser to locate suitable investments for us and to monitor and administer our investments;
•	the timing of cash flows, if any, from the operations of our portfolio companies;
•	the timing, form and amount of any dividend distributions;
•	the valuation of any investments in portfolio companies, particularly those having no liquid trading market; and
•	our ability to maintain our qualification as a RIC and as a BDC.
We use words such as “anticipate,” “believe,” “expect,” “intend,” “will,” “should,” “could,” “may,” “plan” and similar words to identify forward-looking statements. Forward-looking statements involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth under “Risk Factors.”
Any forward-looking statement speaks only as of the date on which it is made in this prospectus, any accompanying prospectus supplement, any related free writing prospectus and any documents we may incorporate by reference herein, and we undertake no obligation to update any forward- looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the SEC. See “Where You Can Find More Information” and “Incorporation By Reference.”
You should understand that, under Section 27A(b)(2)(B) of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E(b)(2)(B) of the Securities Exchange Act of 1934, as amended (“the “Exchange Act”), the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus or in any report that we file under the Exchange Act.

USE OF PROCEEDS
Unless we inform you otherwise in the applicable prospectus supplement or in any free writing prospectus that we have authorized for use in connection with a specific offering, we expect to use the net proceeds from the sale of the securities for general corporate purposes.

SHARE PRICE DATA
Our common stock is traded on Nasdaq under the symbol “GECC.” The following table sets forth: (i) net asset value (“NAV”) per share of our common stock as of the applicable period end, (ii) the range of high and low closing sales prices of our common stock as reported on Nasdaq during the applicable period, (iii) the closing high and low sales prices as a premium (discount) to NAV during the relevant period, and (iv) the distributions per share of our common stock declared during the applicable period
		Closing Sales Price		Premium (Discount) of High Sales Price to NAV	(Discount) of Low Sales Price to NAV(2)	Distributions Declared(3)
Period	NAV(1)	High	Low
Fiscal Year ending December 31, 2021
Fourth Quarter (through November 19, 2021)	$N/A	$3.55	3.35	—	—	$0.10(4)
Third Quarter	3.70	3.66	3.25	(1.1)%	(12.2)%	0.10
Second Quarter	3.90	3.84	3.21	(1.5)%	(17.7)%	0.10
First Quarter	3.89	4.03	3.07	3.6%	(21.1)%	0.10
Fiscal Year ending December 31, 2020
Fourth Quarter	$3.46	$4.06	$2.45	17.3%	(29.2)%	$0.25
Third Quarter	5.53	5.18	3.18	(6.3)%	(42.5)%	0.25
Second Quarter	5.10	4.95	2.50	(2.9)%	(51.0)%	0.25
First Quarter	5.05	8.08	2.62	60.0%	(48.1)%	0.25
Fiscal Year ending December 31, 2019
Fourth Quarter	$8.63	$8.47	$7.70	(1.9)%	(10.8)%	$0.30(5)
Third Quarter	9.09	8.92	8.02	(1.9)%	(11.8)%	0.25
Second Quarter	10.30	8.96	8.2397	(13.0)%	(20.0)%	0.25
First Quarter	10.89	8.50	7.01	(21.9)%	(35.6)%	0.25
(1)
NAV per share is determined as of the last day in the relevant quarter and therefore does not necessarily reflect the NAV per share on the date of the high and low closing sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)	Calculated as of the respective high or low closing sales price divided by the quarter-end NAV.
(3)
We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our Board authorizes, and we declare, a cash distribution, our stockholders who have not opted out of our dividend reinvestment plan will have their cash distributions (net of any applicable withholding tax) automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. See “Dividend Reinvestment Plan” in this prospectus.

(4)	The record date for our fourth quarter 2021 quarterly base distribution of $0.10 per share is December 15, 2021.
(5)	Includes a special distribution of $0.05 per share.
For all periods presented in the table above, there was no return of capital included in any distribution.
Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. As disclosed in the table above, our common stock has historically traded for an amount less than or approximately equal to out net asset value. The possibility that our shares of common stock will trade at a discount or premium to net asset value is separate and distinct from the risk that our net asset value will decrease.

SENIOR SECURITIES
Information about our senior securities, including our outstanding long-term debt, as of the fiscal years ended December 31, 2020 to 2016 is located in the notes to our consolidated financial statements under the caption 5. “Debt” in our most recent Annual Report on Form 10-K, and is incorporated herein by reference. The report of our independent registered public accounting firm on the consolidated financial statements and related notes, which include the senior securities table as of December 31, 2020, is included in our most recent Annual Report on Form 10-K, and is incorporated herein by reference.

THE COMPANY
Overview
We are a Maryland corporation that was formed in April 2016 and commenced operations on November 3, 2016 following the Merger. We operate as a closed-end, externally managed, non-diversified management investment company that has elected to be regulated as a BDC under the Investment Company Act. In addition, for tax purposes, we elected to be treated as a RIC under the Code, beginning with our tax year starting October 1, 2016.
We seek to generate current income and capital appreciation through debt and income generating equity investments, including investments in specialty finance businesses.
To achieve our investment objectives, we invest in secured and senior secured debt instruments of middle market companies that we believe offer sufficient downside protection and have the potential to generate attractive returns. We generally define middle market companies as companies with enterprise values between $100.0 million and $2.0 billion.
In addition, we make debt and equity investments in companies and operating platforms that originate and/or service commercial specialty finance businesses, including factoring, equipment finance, inventory leasing, merchant cash advance and hard money real estate lending. We also invest directly (including via participation) in the investments made by such businesses. In addition, we have invested in SPACs. We treat our investment in SPACs as non-qualifying assets under Section 55(a) of the Investment Company Act.
We also make investments throughout other portions of a company’s capital structure, including subordinated debt, mezzanine debt, and equity or equity-linked securities.
We source these transactions directly with issuers and in the secondary markets through relationships with industry professionals.
Our Portfolio at September 30, 2021
Set forth below is a brief description of each company representing greater than 5% of our assets at September 30, 2021.
Avanti Communications Group plc
Avanti, located in London, England, is a leading provider of satellite-enabled data communications services in Europe, the Middle East and Africa. Avanti’s network consists of: three high throughput satellites, HYLAS 1, HYLAS 2 and HYLAS 4; a multiband satellite, Artemis; one satellite that is not yet launched, HYLAS 3; and an international fiber network connecting data centers in several countries. Avanti’s satellites primarily operate in the Ka band frequency range. The Ka band allows for the delivery of greater capacity at faster speeds than Ku band capacity.
Investment Manager and Administrator
GECM’s investment team has more than 100 years of experience in the aggregate financing and investing in leveraged middle-market companies. GECM’s investment committee includes Peter A. Reed, GECM’s Chief Investment Officer, Adam M. Kleinman, Jason W. Reese and Matt Kaplan. GEG is the parent company of GECM. The address for GECM is 800 South Street, Suite 230, Waltham, MA 02453.
Investment Selection
GECM employs a team of investment professionals with experience in leveraged finance. The sector-focused research team performs fundamental research at both the industry and company level. Through in-depth industry coverage, GECM’s investment team seeks to develop a thorough understanding of the fundamental market, sector drivers, mergers and acquisition activity, security pricing and trading and new issue trends. GECM’s investment team believes that understanding industry trends is an important element of investment success.

Idea Generation, Origination and Refinement
Idea generation and origination is maximized through long-standing and extensive relationships with industry contacts, brokers, commercial and investment bankers, as well as current and former clients, portfolio companies and investors. GECM’s investment team is expected to supplement these lead sources by also utilizing broader research efforts, such as attendance at prospective borrower industry conferences and an active calling effort to brokers and investment bankers. GECM’s investment team focuses their idea generation and origination efforts on middle-market companies. In screening potential investments, GECM’s investment team utilizes a value-oriented investment philosophy with analysis and research focused on the preservation of capital. GECM has identified several criteria that it believes are important in identifying and investing in prospective portfolio companies. GECM’s process requires focus on the terms of the applicable contracts and instruments. GECM’s criteria provide general guidelines for GECM’s investment committee’s decisions; however, not all of these criteria will be met by each prospective portfolio company in which they choose to invest.
Asset Based Investments. Investments in business based on the value of the collateral or the issuer’s assets. This type of investment focuses on expected realizable value of the issuer’s assets.
Enterprise Value Investments. Investments in businesses whose enterprise value represents the opportunity for principal to be repaid by refinancing or in connection with a merger or acquisition transaction. These investments focus on the going concern value of the enterprise.
Cash Flow Investments. Investments in businesses which have the ability to pay interest and principal on outstanding debt out of expected free cash flow from their business. These investments focus on the sustainability and defensibility of cash flows from the business.
Due Diligence
GECM’s due diligence typically includes:
•
analysis of the credit documents by GECM’s investment team (including the members of the team with legal training and years of professional experience). GECM will engage outside counsel when necessary as well;

•	review of historical and prospective financial information;
•	research relating to the prospective portfolio company’s management, industry, markets, customers, products and services and competitors and customers;
•	verification of collateral or assets;
•	interviews with management, employees, customers and vendors of the prospective portfolio company; and
•	informal or formal background and reference checks.
Upon the completion of due diligence and a decision to proceed with an investment in a company, the investment professionals leading the diligence process present the opportunity to GECM’s investment committee, which then determines whether to pursue the potential investment.
Approval of Investment Transactions
GECM’s procedures call for each new investment under consideration by the GECM analysts to be preliminarily reviewed at periodic meetings of GECM’s investment team. GECM’s investment team then prepares a summary of the investment, including a financial model and risk cases and a legal review checklist. GECM’s investment committee then will hold a formal review meeting, and following approval of a specific investment, authorization is given to GECM’s trader, including execution guidelines.
GECM’s investment analysts provide regular updates of the positions for which they are responsible to members of GECM’s investment committee.
GECM’s investment analysts and portfolio manager will jointly decide when to sell a position in consultation with members of the GECM investment committee. The sale decision will then be given to GECM’s trader, who will execute the trade.

Ongoing Relationship with Portfolio Companies
As a BDC, we offer, and sometimes provide upon request, significant managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of our portfolio companies and providing other organizational and financial guidance.
GECM’s investment team monitors our portfolio companies on an ongoing basis. They monitor the financial trends of each portfolio company and its respective industry to assess the appropriate course of action for each investment. GECM’s ongoing monitoring of a portfolio company will include both a qualitative and quantitative analysis of the company and its industry.
Valuation Procedures
We value our assets, an essential input in the determination of our net asset value consistent with GAAP and as required by the Investment Company Act.
Staffing
We do not currently have any employees. Mr. Reed is our Chief Executive Officer and President and GECM’s Chief Investment Officer. Under the Administration Agreement, GECM provides the services of our Chief Financial Officer and Chief Compliance Officer.
GECM has entered into a shared services agreement with ICAM, pursuant to which ICAM will make available to GECM certain employees of ICAM, including Matt Kaplan, to provide services to GECM in exchange for reimbursement by GECM of the allocated portion of such employees’ time.
Competition
We compete for investments with other BDCs and investment funds (including private equity funds, hedge funds, mutual funds, mezzanine funds and small business investment companies), as well as traditional financial services companies such as commercial banks, direct lending funds and other sources of funding. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, those entities have begun to invest in areas they have not traditionally invested in, including making investments in the types of portfolio companies we target. Many of these entities have greater financial and managerial resources than we do.
Formation Transactions and Merger
On June 23, 2016, we entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Full Circle, that provided for a stock-for-stock merger of Full Circle with and into GECC. The Merger was completed on November 3, 2016. Concurrent with delivery of the Merger Agreement, we entered into a Subscription Agreement (the “Subscription Agreement”) with Forest Investments, Inc. (formerly, Great Elm Capital Group, Inc.), a Delaware corporation (“GEC”) and subsidiary of GEG. Per the Subscription Agreement, GEC contributed $30.0 million to us in exchange for 1,966,667 shares of our common stock. The Merger was completed on November 3, 2016. We refer to these transactions collectively as the “Formation Transactions.”
Exemptive Relief
We received exemptive relief from the SEC that will allow us to co-invest, together with other investment vehicles managed by GECM, in specific investment opportunities in accordance with the terms and conditions of the SEC order granting such exemptive relief.
Investment Management Agreement
Management Services
GECM serves as our investment adviser and is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board, GECM manages our day-to-day operations and provides investment advisory and management services to us. Under the terms of the Investment Management Agreement, GECM:
•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of our investments (including performing due diligence on our prospective portfolio companies);
•	closes and monitors our investments; and
•	determines the securities and other assets that we purchase, retain or sell.
GECM’s services to us under the Investment Management Agreement are not exclusive, and GECM is free to furnish similar services to other entities.
Management and Incentive Fees
Under the Investment Management Agreement, GECM receives a fee from us, consisting of two components: (1) a base management fee and (2) an incentive fee.
The base management fee is calculated at an annual rate of 1.50% based on the average value of our total assets (determined under GAAP) (other than cash or cash equivalents, but including assets purchased with borrowed funds or other forms of leverage) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears.
The incentive fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. One component of the incentive fee is the Income Incentive Fee and the other component is the Capital Gains Incentive Fee.
Income Incentive Fee
The Income Incentive Fee is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, diligence and consulting fees or other fees that we receive from portfolio companies, but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes any accretion of original issue discount, market discount, PIK interest, PIK dividends or other types of deferred or accrued income, including in connection with zero coupon securities, Accrued Unpaid Income.
Pre-incentive fee net investment income does not include any realized capital gains or losses or unrealized capital appreciation or depreciation. Because of the structure of the Income Incentive Fee, it is possible that we may pay an Income Incentive Fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, we will pay the applicable Income Incentive Fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses.
Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined in accordance with GAAP) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 1.75% per quarter (7.00% annualized). If market interest rates rise, we may be able to invest in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for GECM to surpass the fixed hurdle rate and receive an Income Incentive Fee based on such net investment income.
We pay the Income Incentive Fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:
•	no Income Incentive Fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate;
•	100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate, but is less than 2.1875% in any calendar quarter (8.75% annualized). We refer to this portion of our pre-incentive fee net investment income as the “catch up” provision. The “catch up” is meant to provide GECM with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if our net investment income exceeds 2.1875% in any calendar quarter; and
•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).
The following is a graphical representation of the calculation of the income related portion of the incentive fee:

These calculations are adjusted for any share issuances or repurchases during the quarter and will be appropriately prorated for any period of less than three months. The Accrued Unpaid Income Incentive Fees will be deferred, on a security by security basis, and will become payable only if, as, when and to the extent cash is received by us or our consolidated subsidiaries in respect thereof. Any Accrued Unpaid Income that is subsequently reversed in connection with a write-down, write-off, impairment or similar treatment of the investment giving rise to such Accrued Unpaid Income will, in the applicable period of reversal, (1) reduce pre-incentive fee net investment income and (2) reduce the amount of Accrued Unpaid Income deferred pursuant to the terms of the Investment Management Agreement. Subsequent payments of Income Incentive Fees deferred pursuant to this paragraph do not reduce the amounts payable for any quarter pursuant to the other terms of the Investment Management Agreement.
We will defer cash payment of any Income Incentive Fee otherwise payable to the investment adviser in any quarter (excluding Accrued Unpaid Income Incentive Fees with respect to such quarter) that exceeds (1) 20% of the Cumulative Pre-Incentive Fee Net Return (as defined below) during the Trailing Twelve Quarters less (2) the aggregate incentive fees that were previously paid to the investment adviser during such Trailing Twelve Quarters (excluding Accrued Unpaid Income Incentive Fees during such Trailing Twelve Quarters and not subsequently paid). “Cumulative Pre-Incentive Fee Net Return” during the relevant Trailing Twelve Quarters means the sum of (a) pre-incentive fee net investment income in respect of such Trailing Twelve Quarters less (b) net realized capital losses and net unrealized capital depreciation, if any, in each case calculated in accordance with GAAP, in respect of such Trailing Twelve Quarters.
Capital Gains Incentive Fee
The Capital Gains Incentive Fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date), commencing with the partial calendar year ended December 31, 2016, and is calculated at the end of each applicable year by subtracting (a) the sum of our and our consolidated subsidiaries’ cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (b) our and our consolidated subsidiaries’ cumulative aggregate realized capital gains, in each case calculated from November 4, 2016. If such amount is positive at the end of such year, then the Capital Gains Incentive Fee for such year is equal to 20% of such amount, less the aggregate amount of Capital Gains Incentive Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Incentive Fee for such year.
The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in our portfolio when sold and (b) the accreted or amortized cost basis of such investment. The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in our portfolio when sold is less than (b) the accreted or amortized cost basis of such investment. The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the fair value of each investment in our portfolio as of the applicable Capital Gains Incentive Fee calculation date and (b) the accreted or amortized cost basis of such investment.

Examples of Quarterly Incentive Fee Calculations
The following hypothetical calculations illustrate the calculation of the Income Incentive Fee under the Investment Management Agreement. Amounts shown are a percentage of total net assets.
	Assumption 1	Assumption 2	Assumption 3
Investment income(1)	7.04%	8.19%	9.04%
Hurdle rate (7% annualized)	1.75%	1.75%	1.75%
“Catch up” provision (8.75% annualized)	2.19%	2.19%	2.19%
Pre-incentive fee net investment income(2)	1.00%	2.15%	3.00%
Incentive fee	—%(3)	0.40%(4)	0.60%(5)
(1)	Investment income includes interest income, dividends and other fee income.
(2)
Pre-incentive fee net investment income is net of management fees and other expenses and excludes organizational and offering expenses. In these examples, management fees are 0.38% (1.50% annualized) of net assets and other expenses are assumed to be 3.04% of net assets.

(3)	The pre-incentive fee net investment income is below the hurdle rate and thus no incentive fee is earned.
(4)
The pre-incentive fee net investment income ratio of 2.15% is between the hurdle rate and the top of the “catch up” provision thus the corresponding incentive fee is calculated as 100% X (2.15% — 1.75%).

(5)
The pre-incentive fee net investment income ratio of 3.00% is greater than both the hurdle rate and the “catch up” provision thus the corresponding incentive fee is calculated as (i) 100% X (2.1875% — 1.75%) or 0.4375% (the “catch up”); plus (ii) 20% X (3.00% — 2.1875%).

The following hypothetical calculations illustrate the calculation of the Capital Gains Fee under the Investment Management Agreement.
	In millions
	Assumption 1	Assumption 2
Year 1
Investment in Company A	20.0	20.0
Investment in Company B	30.0	30.0
Investment in Company C	—	25.0
Year 2
Proceeds from sale of investment in Company A	50.0	50.0
Fair market value (FMV) of investment in Company B	32.0	25.0
FMV of investment in Company C	—	25.0
Year 3
Proceeds from sale of investment in Company C	—	30.0
FMV of investment in Company B	25.0	24.0
Year 4
Proceeds from sale of investment in Company B	31.0	—
FMV of investment in Company B	—	35.0
Year 5
Proceeds from sale of investment in Company B	—	20.0
Capital Gains Incentive Fee:
Year 1	—(1)	—(1)
Year 2	6.0(2)	5.0(6)
Year 3	—(3)	0.8(7)
Year 4	0.2(4)	1.2(8)
Year 5	—(5)	—(9)
(1)	There is no Capital Gains Incentive Fee in Year 1 as there have been no realized capital gains.
(2)
Aggregate realized capital gains are $30.0 million. There are no aggregate realized capital losses or aggregate unrealized capital depreciation. Capital Gains Incentive Fee is calculated as $30.0 million × 20%.

(3)
Aggregate realized capital gains are $30.0 million. There are no aggregate realized capital losses and there is $5.0 million in aggregate unrealized capital depreciation. Capital Gains Incentive Fee is calculated as the greater of (i) zero and (ii) ($30.0 million - $5.0 million) × 20% less $6.0 million (aggregate Capital Gains Incentive Fee paid in prior years).

(4)
Aggregate realized capital gains are $31.0 million. There are no aggregate realized capital losses or aggregate unrealized capital depreciation. Capital Gains Incentive Fee is calculated as the greater of (i) zero and (ii) $31.0 million × 20% less $6.0 million (aggregate Capital Gains Incentive Fee paid in prior years).

(5)	There is no Capital Gains Incentive Fee in Year 5 as there are no aggregate realized capital gains for which Capital Gains Incentive Fee has not already been paid in prior years.
(6)
Aggregate realized capital gains are $30.0 million. There are no aggregate realized capital losses and there is $5.0 million in aggregate unrealized capital depreciation. Capital Gains Incentive Fee is calculated as the greater of (i) zero and (ii) ($30.0 million - $5.0 million) × 20%. There have been no Capital Gains Incentive Fees paid in prior years.

(7)
Aggregate realized capital gains are $35.0 million. There are no aggregate realized capital losses and there is $6.0 million in aggregate unrealized capital depreciation. Capital Gains Incentive Fee is calculated as the greater of (i) zero and (ii) ($35.0 million - $6.0 million) × 20% less $5.0 million (aggregate Capital Gains Incentive Fee paid in prior years).

(8)
Aggregate realized capital gains are $35.0 million. There are no aggregate realized capital losses or aggregate unrealized capital depreciation. Capital Gains Incentive Fee is calculated as the greater of (i) zero and (ii) $35.0 million × 20% less $5.8 million (aggregate Capital Gains Incentive Fee paid in prior years).

(9)
Aggregate realized capital gains are $35.0 million. Aggregate realized capital losses are $10.0 million. There is no aggregate unrealized capital depreciation. Capital Gains Incentive Fee is calculated as the greater of (i) zero and (ii) ($35.0 million - $10.0 million) × 20% less $7.0 million (aggregate Capital Gains Incentive Fee paid in prior years).

As illustrated in Year 3 of Assumption 1 above, if GECC were to be wound up on a date other than December 31 of any year, we may have paid aggregate capital gain incentive fees that are more than the amount of such fees that would be payable if GECC had been wound up on December 31 of such year.
For the year ended December 31, 2020, we incurred $2.5 million in base management fees and $1.0 million in income based fees accrued during the period. The incentive fees were deferred in accordance with the Investment Management Agreement. There were no Capital Gains Incentive Fees earned by GECM as calculated under the Investment Management Agreement for the year ended December 31, 2020.
For the year ended December 31, 2019, we incurred $3.0 million in base management fees and $2.7 million in income based fees accrued during the period. The incentive fees were deferred in accordance with the Investment Management Agreement. There were no capital gains incentive fees earned by GECM as calculated under the Investment Management Agreement for the year ended December 31, 2019.
For the year ended December 31, 2018, we incurred $3.0 million in base management fees and $0.2 million in income-based fees accrued during the period. The incentive fees were deferred in accordance with the Investment Management Agreement. There were no capital gains incentive fees earned by GECM as calculated under the Investment Management Agreement for the year ended December 31, 2018.
Payment of Expenses
The services of all investment professionals and staff of GECM, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by GECM. We bear all other costs and expenses of our operations and transactions, including (without limitation):
•	our organizational expenses;
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fees and expenses, including reasonable travel expenses, actually incurred by GECM or payable to third parties related to our investments, including, among others, professional fees (including the fees and expenses of counsel, consultants and experts) and fees and expenses relating to, or associated with, evaluating, monitoring, researching and performing due diligence on investments and prospective investments (including payments to third party vendors for financial information services);

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out-of-pocket fees and expenses, including reasonable travel expenses, actually incurred by GECM or payable to third parties related to the provision of managerial assistance to our portfolio companies that we agree to provide such services to under the Investment Company Act (exclusive of the compensation of any investment professionals of GECM);

•	interest or other costs associated with debt, if any, incurred to finance our business;
•	fees and expenses incurred in connection with our membership in investment company organizations;
•	brokers’ commissions;
•	investment advisory and management fees;

•	fees and expenses associated with calculating our net asset value (including the costs and expenses of any independent valuation firm);
•	fees and expenses relating to offerings of our common stock and other securities;
•	legal, auditing or accounting expenses;
•	federal, state and local taxes and other governmental fees;
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the fees and expenses of GECM, in its role as the administrator, and any sub-administrator, our transfer agent or sub-transfer agent, and any other amounts payable under the Administration Agreement, or any similar administration agreement or sub-administration agreement to which we may become a party;

•	the cost of preparing stock certificates or any other expenses, including clerical expenses of issue, redemption or repurchase of our securities;
•	the expenses of and fees for registering or qualifying our common stock for sale and of maintaining our registration and registering us as a broker or a dealer;
•	the fees and expenses of our directors who are not interested persons (as defined in the Investment Company Act);
•	the cost of preparing and distributing reports, proxy statements and notices to stockholders, the SEC and other governmental or regulatory authorities;
•	costs of holding stockholders’ meetings;
•	listing fees;
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the fees or disbursements of custodians of our assets, including expenses incurred in the performance of any obligations enumerated by our bylaws or amended and restated charter insofar as they govern agreements with any such custodian;

•	our allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;
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our allocable portion of the costs associated with maintaining any computer software, hardware or information technology services (including information systems, Bloomberg or similar terminals, cyber security and related consultants and email retention) that are used by us or by GECM or its respective affiliates on our behalf (which allocable portion shall exclude any such costs related to investment professionals of GECM providing services to us);

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direct costs and expenses incurred by us or GECM in connection with the performance of administrative services on our behalf, including printing, mailing, long distance telephone, cellular phone and data service, copying, secretarial and other staff, independent auditors and outside legal costs;

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all other expenses incurred by us or GECM in connection with administering our business (including payments under the Administration Agreement) based upon our allocable portion of GECM’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our Chief Financial Officer and Chief Compliance Officer and their respective staffs (including reasonable travel expenses); and

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costs incurred by us in connection with any claim, litigation, arbitration, mediation, government investigation or dispute in connection with our business and the amount of any judgment or settlement paid in connection therewith, or the enforcement of our rights against any person and indemnification or contribution expenses payable by us to any person and other extraordinary expenses not incurred in the ordinary course of our business.

Duration and Termination
Our Board initially approved the Investment Management Agreement on August 8, 2016 and most recently approved the Investment Management Agreement on July 29, 2021. The Investment Management Agreement renews for successive annual periods subject to annual approval by our Board or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not “interested persons.” The Investment Management Agreement will automatically terminate if it is assigned. The Investment Management Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other. The Investment Management Agreement is currently in effect.
Conflicts of interest may arise if GECM seeks to change the terms of the Investment Management Agreement, including, for example, the terms for compensation. Except in limited circumstances, any material change to the Investment Management Agreement must be submitted to stockholders for approval under the Investment Company Act and we may from time to time decide it is appropriate to seek stockholder approval to change the terms of the Investment Management Agreement.
Indemnification
We agreed to indemnify GECM, its stockholders and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person affiliated with it, to the fullest extent permitted by law, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of GECM’s services under the Investment Management Agreement or otherwise as our investment adviser.
Organization of the Investment Adviser
GECM is a Delaware corporation and is registered as an investment adviser under the Advisers Act. GECM’s principal executive offices are located at 800 South Street, Suite 230, Waltham, Massachusetts 02453.
Board Approval of the Investment Management Agreement
On July 29, 2021, our Board approved the renewal of the Investment Management Agreement through September 26, 2022. In its consideration of the Investment Management Agreement, our Board focused on information it had received relating to, among other things:
•	the nature, quality and extent of the advisory and other services to be provided to us by GECM;
•	the investment performance of us and GECM;
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the extent to which economies of scale would be realized as we grow, and whether the fees payable under the Investment Management Agreement reflect these economies of scale for the benefit of our stockholders;

•	comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives;
•	our projected operating expenses and expense ratio compared to BDCs with similar investment objectives;
•	existing and potential sources of indirect income to GECM from its relationship with us and the profitability of those income sources;
•	information about the services to be performed and the personnel performing such services under the Investment Management Agreement;
•	the organizational capability and financial condition of GECM and its affiliates; and
•	the possibility of obtaining similar services from other third party service providers or through an internally managed structure.
In reaching a decision to approve the Investment Management Agreement, our Board gave weight to each of the factors described above, but did not identify any one particular factor as controlling its decision. Our Board concluded that the fees set forth in the Investment Management Agreement were reasonable in relation to the services to be provided and that the Investment Management Agreement, including the fees and other amounts payable by us thereunder, is in the best interest of us and our stockholders.

Regulation as a Business Development Company
We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC unless authorized by vote of a majority of the outstanding voting securities, as required by the Investment Company Act. A majority of the outstanding voting securities of a company is defined under the Investment Company Act as the lesser of:
•	67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or
•	more than 50% of the outstanding voting securities of such company.
A majority of our directors must be persons who are not interested persons, as that term is defined in the Investment Company Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the BDC. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
We are required to meet a coverage ratio of the value of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 150%. We may also be prohibited under the Investment Company Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC.
For example, we may sell shares of our common stock at a price below the then current net asset value of our common stock if our Board determines that such sale is in our and our stockholders’ best interests, and our stockholders approve our policy and practice of making such sales. In any such case, under such circumstances, the price at which shares of our common stock are sold may be the fair value of such shares of common stock. We may be examined by the SEC for compliance with the Investment Company Act.
We are generally unable to sell shares of our common stock at a price below net asset value per share. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage. We may, however, sell shares of our common stock at a price below net asset value per share:
•	in connection with a rights offering to our existing stockholders (the “Rights Offering”),
•	with the consent of the majority of our common stockholders, or
•	under such other circumstances as the SEC may permit.
We may not acquire any assets other than “qualifying assets” unless, at the time we make such acquisition, the value of our qualifying assets represents at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business are:
•	securities purchased in transactions not involving any public offering, the issuer of which is an eligible portfolio company;
•	securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants or rights relating to such securities; and
•	cash, cash items, government securities or high quality debt securities (within the meaning of the Investment Company Act), maturing in one year or less from the time of investment.
An eligible portfolio company is generally a domestic company that is not an investment company (other than a small business investment company wholly owned by a BDC) and that:
•	does not have a class of securities with respect to which a broker may extend margin credit at the time the acquisition is made;
•	is controlled by the BDC and has an affiliate of the BDC on its board of directors;
•	does not have any class of securities listed on a national securities exchange;
•	is a public company that lists its securities on a national securities exchange with a market capitalization of less than $250.0 million; or
•	meets such other criteria as may be established by the SEC.

Control, as defined by the Investment Company Act, is presumed to exist where a BDC beneficially owns more than 25% of the outstanding voting securities of the portfolio company.
In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in eligible portfolio companies, or in other securities that are consistent with its purpose as a BDC.
To include certain securities described above as qualifying assets for the purpose of the 70% test, a BDC must offer to the issuer of those securities managerial assistance such as providing guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We offer to provide managerial assistance to our portfolio companies.
Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which are referred to, collectively, as temporary investments, so that 70% of our assets, as applicable, are qualifying assets. We make purchases that are consistent with our purpose of making investments in securities described in paragraphs 1 through 3 of Section 55(a) of the Investment Company Act. We will invest in U.S. Treasury bills or in repurchase agreements that are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our gross assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit.
We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock, if our asset coverage, as defined in the Investment Company Act, is at least equal to 150% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of our common stock unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our gross assets for temporary or emergency purposes without regard to asset coverage.
Code of Ethics
We and GECM have each adopted a code of ethics, which applies to the management at each company, respectively, pursuant to Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain transactions by our or GECM’s personnel, respectively. Each code of ethics is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the respective codes of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Proxy Voting Policies and Procedures
We have delegated our proxy voting responsibility to GECM. The Proxy Voting Policies and Procedures of GECM are set forth below. The guidelines are reviewed periodically by GECM and our non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to GECM.
Introduction
As an investment adviser registered under the Advisers Act, GECM has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, GECM recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.
These policies and procedures for voting proxies for GECM’s investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies
GECM votes proxies relating to our portfolio securities in what it perceives to be the best interest of its clients. GECM reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by its clients. Although GECM generally votes against proposals that may have a negative impact on its clients’ portfolio securities, GECM may vote for such a proposal if there exists compelling long-term reasons to do so.
GECM proxy voting decisions are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that our vote is not the product of a conflict of interest, GECM requires that: (i) anyone involved in the decision-making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision-making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.
Proxy Voting Records
You may obtain information about how GECM voted proxies during the twelve-month period ended September 30, 2021 without charge, upon request, by making a written request for proxy voting information to: Chief Compliance Officer, Great Elm Capital Corp., 800 South Street, Suite 230, Waltham, Massachusetts 02453, or by calling (617) 375-3006, and on the SEC’s website at http://www.sec.gov.
Certain Federal Income Tax Matters
We currently qualify as a RIC under the Code. To continue to qualify as a RIC, we must, among other things, (a) derive in each taxable year at least 90% of our gross income from dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gain from options, futures and forward contracts) derived with respect to our business of investing in stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership” (a “QPTP”); and (b) diversify our holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the market value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer (subject to the exception described below), and (ii) not more than 25% of the market value of our total assets is invested in the securities (other than U.S. Government securities and the securities of other regulated investment companies) (A) of any issuer, (B) of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or (C) of one or more QPTPs. We may generate certain income that might not qualify as good income for purposes of the 90% annual gross income requirement described above. We will monitor our transactions to endeavor to prevent our disqualification as a RIC.
If we fail to satisfy the 90% annual gross income requirement or the asset diversification requirements discussed above in any taxable year, we may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the asset diversification requirements where we correct the failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of our income would be subject to corporate-level U.S. federal income tax as described below. We cannot provide assurance that we would qualify for any such relief should we fail the 90% annual gross income requirement or the asset diversification requirements discussed above.
As a RIC, in any taxable year with respect to which we timely distribute at least 90% of the sum of:
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our investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income (other than any net capital gain), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid; and

•	net tax exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions) (the “Annual Distribution Requirement”).

We (but not our stockholders) generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gain (generally, net long-term capital gain in excess of short-term capital loss) that we distribute to our stockholders. We intend to distribute annually all or substantially all of such income on a timely basis.
To the extent that we retain our net capital gains for investment or any investment company taxable income, we will be subject to U.S. federal income tax at the regular corporate income tax rates. We may choose to retain our net capital gains for investment or any investment company taxable income, and pay the associated federal corporate income tax, including the federal excise tax described below.
Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax payable by us. To avoid this tax, we must distribute (or be deemed to have distributed) during each calendar year an amount equal to the sum of:
•	at least 98% of our ordinary income (not taking into account any capital gains or losses) for the calendar year;
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at least 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year); and

•	certain undistributed amounts from previous years on which we paid no U.S. federal income tax.
While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% federal excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.
If, in any particular taxable year, we do not satisfy the Annual Distribution Requirement or otherwise were to fail to qualify as a RIC (for example, because we fail the 90% annual gross income requirement described above), and relief is not available as discussed above, all of our taxable income (including our net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and distributions generally will be taxable to the stockholders as ordinary dividends to the extent of our current and accumulated earnings and profits.
We may decide to be taxed as a regular corporation even if we would otherwise qualify as a RIC if we determine that treatment as a corporation for a particular year would be in our best interests.
If we realize a net capital loss, the excess of our net short-term capital loss over our net long-term capital gain is treated as a short-term capital loss arising on the first day of our next taxable year and the excess of our net long-term capital loss over our net short-term capital gain is treated as a long-term capital loss arising on the first day of our next taxable year. If future capital gain is offset by carried forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether they are distributed to stockholders. Accordingly, we do not expect to distribute any such offsetting capital gain. A RIC cannot carry back or carry forward any net operating losses.
Our Investments
Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things:
•	disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction;
•	convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income;
•	convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited);
•	cause us to recognize income or gain without a corresponding receipt of cash;
•	adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur;
•	adversely alter the characterization of certain complex financial transactions; and
•	produce income that will not qualify as “good income” for purposes of the 90% annual gross income requirement described above.

We will monitor our transactions and may make certain tax elections and may be required to borrow money or dispose of securities (even if it is not advantageous to dispose of such securities) to mitigate the effect of these rules and prevent disqualification of us as a RIC.
Investments we make in securities issued at a discount or providing for deferred interest or PIK interest are subject to special tax rules that will affect the amount, timing and character of distributions to stockholders. For example, with respect to securities issued at a discount, we will generally be required to accrue daily as income a portion of the discount and to distribute such income on a timely basis each year to maintain our qualification as a RIC and to avoid U.S. federal income and excise taxes. Since in certain circumstances we may recognize income before or without receiving cash representing such income, we may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding U.S. federal income and excise taxes. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thereby be subject to corporate-level income tax.
Furthermore, a portfolio company in which we invest may face financial difficulty that requires us to work out, modify or otherwise restructure our investment in the portfolio company. Any such restructuring may result in unusable capital losses and future non-cash income. Any such restructuring may also result in our recognition of a substantial amount of non-qualifying income for purposes of the 90% gross income requirement or our receiving assets that would not count toward the asset diversification requirements.
Gain or loss recognized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.
If we invest in foreign securities, we may be subject to withholding and other foreign taxes with respect to those securities. Stockholders will generally not be entitled to claim a U.S. foreign tax credit or deduction with respect to foreign taxes paid by us.
If we acquire shares in a “passive foreign investment company” (a “PFIC”), we may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our common shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such common shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Our ability to make either election will depend on factors beyond our control. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax.
If we hold more than 10% of the shares (by vote or value) in a foreign corporation that is treated as a controlled foreign corporation (“CFC”), we may be required to include in our gross income our pro rata share of such CFC’s “subpart F income” and “global intangible low-taxed income,” whether or not the corporation makes an actual distribution during such year. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Stockholders. A U.S. Stockholder, for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares or 10% or more of the value of a corporation. If we are treated as receiving a deemed distribution from a CFC, we will be required to include such distribution in our investment company taxable income regardless of whether we receive any actual distributions from such CFC, and we must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.
Although the Code generally provides that income inclusions from QEFs and deemed distributions of subpart F income and global intangible low-taxed income from CFCs will be “good income” for purposes of the

90% gross income requirement to the extent such income is distributed to a RIC in the year it is included in the RIC’s income, the Code does not specifically provide whether income inclusions from a QEF or deemed distributions from a CFC during the RIC’s taxable year with respect to which no distribution is received would be “good income” for the 90% gross income requirement. The Department of the Treasury, however, has issued regulations that treat such income as being “good income” for purposes of the 90% gross income requirement, provided the income is derived with respect to a corporation’s business of investing in stock, securities or currencies.
Our functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.
If we borrow money, we may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Limits on our payment of dividends may prevent us from meeting the Annual Distribution Requirement, and may, therefore, jeopardize our qualification for taxation as a RIC, or subject us to the 4% excise tax.
Even if we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements, under the Investment Company Act, we are not permitted to make distributions to our stockholders while our debt obligations and senior securities are outstanding unless certain “asset coverage” tests are met. This may also jeopardize our qualification for taxation as a RIC or subject us to the 4% excise tax.
Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and (2) other requirements relating to our status as a RIC, including the asset diversification requirements. If we dispose of assets to meet the Annual Distribution Requirement, the asset diversification requirements, or the 4% excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.
Some of the income that we might otherwise earn, such as lease income, management fees, or income recognized in a work-out or restructuring of a portfolio investment, may not satisfy the 90% gross income requirement. To manage the risk that such income might disqualify us as a RIC for a failure to satisfy the 90% gross income requirement, one or more of our subsidiaries treated as U.S. corporations for U.S. federal income tax purposes may be employed to earn such income. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce the yield to our stockholders on such income and fees.
Failure to Qualify as a RIC
If we were unable to qualify for treatment as a RIC, and relief is not available as discussed above, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders nor would we be required to make distributions for tax purposes. Distributions would generally be taxable to our stockholders as ordinary dividend income eligible for reduced maximum rates for non-corporate stockholders to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. stockholders would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we were to fail to meet the RIC requirements for more than two consecutive years and then to seek to requalify as a RIC, we would be required to recognize gain to the extent of any unrealized appreciation in our assets unless we made a special election to pay corporate level tax on any such unrealized appreciation recognized during the succeeding five-year period.
Administration Agreement
Our Board approved the Administration Agreement on August 8, 2016. Pursuant to the Administration Agreement, GECM furnishes us with, or otherwise arranges for the provision of, office facilities, equipment, clerical, bookkeeping, finance, accounting, compliance and record keeping services at such office facilities and other such services as the administrator. Under the Administration Agreement, GECM will, from time to time, provide, or otherwise arrange for the provision of, other services GECM determines to be necessary or useful to perform its obligations under the Administration Agreement, including retaining the services of financial, compliance, accounting and administrative personnel that perform services on our behalf, including personnel to serve as our Chief Financial Officer and Chief Compliance Officer. Under the Administration Agreement, GECM also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, GECM assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments made by us to GECM under the Administration Agreement are equal to an amount based upon our allocable portion of GECM’s overhead in performing its obligations under the Administration Agreement, including our allocable portion of the cost of our officers (including our Chief Compliance Officer, Chief Financial Officer and their respective staffs). The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.
We bear all costs and expenses that are incurred in our operation and transactions and not specifically assumed by GECM pursuant to the Investment Management Agreement.
The Administration Agreement provides that, to the fullest extent permitted by law, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, GECM, its stockholders and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from or otherwise based upon the rendering of GECM’s services under the Administration Agreement or otherwise as our administrator.
Great Elm License Agreement
We entered into a license agreement with GEG pursuant to which GEG granted us a non-exclusive, royalty-free license to use the name “Great Elm Capital Corp.” Under the license agreement, we have a right to use the Great Elm Capital Corp. name and the logo for so long as GECM, or an affiliate thereof, remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Great Elm Capital Corp.” name. The license agreement may be terminated by either party without penalty upon 60 days’ written notice to the other.
Brokerage Allocation and Other Practices
Since we acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in do not require the use of brokers or the payment of brokerage commissions. Subject to policies established by our Board, GECM is primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. GECM does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities.
The aggregate amount of brokerage commissions paid by us during the three most recent fiscal years is approximately $91,716. Such commissions include approximately $5,220 in brokerage commissions paid to Imperial Capital, LLC during the quarter ended December 31, 2020. Imperial Capital, LLC is an affiliated person of ICAM, which became an affiliated person of the Company during such quarter. Such brokerage commissions represent 5.87% of our aggregate brokerage commissions during the most recent fiscal year and the dollar amount of transactions on which such brokerage commissions were paid represents 7.44% of the aggregate dollar amount of transactions involving the payment of commissions during such fiscal year.
Properties
Our executive offices are located at 800 South Street, Suite 230, Waltham, Massachusetts 02453, and are provided by GECM in accordance with the terms of the Administration Agreement.

Legal Proceedings
From time to time, we, our investment adviser or administrator may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. Information regarding our legal proceedings is incorporated by reference herein from our most recent Annual Report on Form 10-K and our most recent Quarterly Report on Form 10-Q.
Privacy Principles
We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).
We restrict access to nonpublic personal information about our stockholders to employees of GECM and its affiliates with a legitimate business need for the information. We intend to maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

PORTFOLIO COMPANIES
The information included under (i) the caption “Consolidated Schedule of Investments” in Part IV, Item 15 of our most recent Annual Report on Form 10-K or (ii) the caption “Consolidated Schedule of Investments (unaudited)” in Part I, Item 1 of our most recent Quarterly Report on Form 10-Q, whichever is most recently filed, is incorporated herein by reference.

MANAGEMENT
Information about our management included under the captions “Directors, Executive Officers and Corporate Governance,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” in Part III, Item 10, Item 11 and Item 12, respectively, of our most recent Annual Report on Form 10-K is incorporated herein by reference.
Our Portfolio Managers
GECM manages our portfolio. We consider Peter A. Reed, who serves as our Chief Executive Officer, and Matt Kaplan to be our portfolio managers. GECM’s investment team does not receive any direct compensation from us in connection with the management of our portfolio. GECM’s investment personnel may be compensated through: (1) annual base salary; (2) cash bonuses; and (3) equity in GEG.
Peter A. Reed has been our President and Chief Executive Officer since inception and is the current Chairman of our Board. Mr. Reed is Chief Investment Officer of GECM, a position he has held since November 2016, and Chief Executive Officer of GEG and has served as one of GEG’s directors since May 2015. Mr. Reed is a member of the board of managers of Prestige Capital Finance, LLC, since March 2021. Mr. Reed previously served on the board of directors of Avanti, Nebraska Book Holdings, Inc. and International Wire Group Holdings, Inc. Mr. Reed served as a Partner and Portfolio Manager of MAST Capital from August 2004 to September 2017. Prior to joining MAST Capital in 2004, Mr. Reed was an investment banking analyst at Brown, Gibbons, Lang & Company where he worked on mergers and acquisitions, in-court and out-of-court financial restructurings, and debt and equity private placements for middle-market companies. Mr. Reed is an “interested person” of GECC as defined in the Investment Company Act due to his position as President and Chief Executive Officer and as Chief Investment Officer of GECM, our investment adviser.
Matt Kaplan is a Portfolio Manager for GECM as well as a Managing Director of IACM focused on investment opportunities across the capital structure. Matt Kaplan joined ICAM in 2020 after spending four years at Citadel from 2015-2019 investing in special situations and event-driven credit and equities. Matt Kaplan previously worked in Research with Imperial Capital US from 2007-2014 and moved to Imperial Capital UK from 2014-2015.
Other Accounts Managed
As of December 31, 2020, GECM was primarily responsible for the day-to-day management of one pooled investment fund and three separately managed accounts for an institutional investor.
Name of Investment Committee Voting Member	Type of Accounts	Total No. of Other Accounts Managed	Total Other Assets (in millions)	Advisory Fee is Based on Performance	Total Assets in Other Accounts where Advisory Fee is Based on Performance (in millions)
Peter A. Reed	Registered Investment Companies:	None	None	None	None
	Other Pooled Investment Vehicles:	1	$6.6	1	$6.6
	Other Accounts:	3	$8.7	3	$8.7
Matt Kaplan	Registered Investment Companies:	None	None	None	None
	Other Pooled Investment Vehicles:	1	$6.6	1	$6.6
	Other Accounts:	3	$8.7	3	$8.7
Portfolio Managers’ Material Conflicts of Interest
Certain of our executive officers and directors, and the members of the investment committee of GECM, serve or may serve as officers, directors or principals of entities that operate in the same or related lines of business as GECC or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities that may require them to devote time to services for other entities, which could interfere with the time available to provide services to us. Further, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with GECM and any advisers that may in the future become affiliated with GEG.

Although funds managed by GECM may have different primary investment objectives than us, they may from time to time invest in asset classes similar to those we target. GECM is not restricted from raising an investment fund with investment objectives similar to ours. Any such funds may also, from time to time, invest in asset classes similar to those we target. GECM will endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any duties owed to us and such other funds. Nevertheless, it is possible that we may not be given the opportunity to participate in investments made by investment funds managed by investment managers affiliated with GECM. We have received exemptive relief from the SEC that allows us to co-invest, together with other investment vehicles managed by GECM, in specific investment opportunities in accordance with the terms of the order granting such relief.
We pay management and incentive fees to GECM, and reimburse GECM for certain expenses it incurs. In addition, investors in our common stock will invest on a gross basis and receive distributions on a net basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments. GECM’s management fee is based on a percentage of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds and other forms of leverage) and GECM may have conflicts of interest in connection with decisions that could affect our total assets, such as decisions as to whether to incur indebtedness.
The part of the incentive fee payable by us that relates to our pre-incentive fee net investment income is computed and paid on income that may include interest that is accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible.
The Investment Management Agreement renews for successive annual periods if approved by our Board or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. However, we and GECM each have the right to terminate the agreement without penalty upon 60-days’ written notice to the other party. Moreover, conflicts of interest may arise if GECM seeks to change the terms of the Investment Management Agreement, including, for example, the terms for compensation. Except in limited circumstances, any material change to the Investment Management Agreement must be submitted to our stockholders for approval under the Investment Company Act, and we may from time to time decide it is appropriate to seek stockholder approval to change the terms of the agreement.
As a result of the arrangements described above, there may be times when our management team has interests that differ from those of our stockholders, giving rise to a conflict.
Our stockholders may have conflicting investment, tax and other objectives with respect to their investments in us. The conflicting interests of individual stockholders may relate to or arise from, among other things, the nature of our investments, the structure or the acquisition of our investments, and the timing of disposition of our investments. As a consequence, conflicts of interest may arise in connection with decisions we make, including with respect to the nature or structuring of our investments, that may be more beneficial for one stockholder than for another stockholder, especially with respect to stockholders’ individual tax situations. In selecting and structuring investments appropriate for us, GECM will consider our investment and tax objectives and our stockholders, as a whole, not the investment, tax or other objectives of any stockholder individually.
We may also have conflicts of interest arising out of the investment advisory activities of GECM. GECM may in the future manage other investment funds, accounts or investment vehicles that invest or may invest in assets eligible for purchase by us. To the extent that we compete with entities managed by GECM or any of its affiliates for a particular investment opportunity, GECM will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal investment allocation policies, (2) the requirements of the Advisers Act and (3) restrictions under the Investment Company Act regarding co-investments with affiliates.
Ownership of Securities
As of December 31, 2020, the dollar range of our equity securities beneficially owned by (i) Peter A. Reed was between $500,001–$1,000,000, based on the closing price for our common stock of $3.60 on December 31, 2020 and (ii) Matt Kaplan was none.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The information included under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 of our most recent Annual Report on Form 10-K and Part I, Item 2 of our most recent Quarterly Report on Form 10-Q is incorporated herein by reference.

QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MARKET RISK
The information included under the caption “Quantitative and Qualitative Disclosures About Market Risk” in Part II, Item 7A of our most recent Annual Report on Form 10-K and Part I, Item 3 of our most recent Quarterly Report on Form 10-Q is incorporated herein by reference.

PLAN OF DISTRIBUTION
We may offer the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, or through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of securities will be named in the applicable prospectus supplement. Any prospectus supplement or supplements will also describe the terms of the offering of securities, including: the amount and purchase price of securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed.
The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, in “at the market offerings” within the meaning of Rule 415(a)(4) of the Securities Act, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices. The price at which securities may be distributed may represent a discount from prevailing market prices, provided, however, that in the case of our common stock, the offering price per share less any underwriting commissions or discounts must equal or exceed the NAV per share of our common stock except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the majority of our outstanding voting securities (as defined in the Investment Company Act), or (iii) under such other circumstances as the SEC may permit.
In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will indirectly bear such fees and expenses as well as any other fees and expenses incurred by us in connection with any sale of securities. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum commission or discount to be received by any FINRA member or independent broker-dealer will not exceed 10%.
Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.
Any underwriters that are qualified market makers on Nasdaq may engage in passive market making transactions in our common stock on Nasdaq in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell the securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of the securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.
Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which are traded on Nasdaq. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.
We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).
Any of our common stock sold pursuant to a prospectus supplement will be listed on Nasdaq.
Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of the securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.
If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase the securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.
In order to comply with the securities laws of certain states, if applicable, the securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

RELATED PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS
Mr. Reed serves as a Chief Executive Officer and a member of the board of directors of GEG, in addition to being our Chief Executive Officer and Chief Investment Officer of GECM. Mr. Kleinman serves as President and Chief Operating Officer of GEG, in addition to being our Chief Compliance Officer and Secretary. GEG owns approximately 22.0% of our outstanding shares of common stock.
In addition, certain of our executive officers and directors and the members of GECM’s investment committee serve or may serve as officers, directors or principals of entities that operate in the same or related lines of business as GECC or of investment funds managed by our affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with GECM and any advisers that may in the future become affiliated with GEG.
We entered into a license agreement with GEG pursuant to which GEG granted us a non-exclusive, royalty-free license to use the name “Great Elm Capital Corp.” Under the license agreement, we have a right to use the “Great Elm Capital Corp.” name and logo for so long as GECM, or an affiliate thereof, remains our investment adviser.
We are party to the Investment Management Agreement with GECM, which is wholly-owned by GEG. Subject to the overall supervision of our Board, GECM manages our day-to-day operations and provides investment advisory and management services to us pursuant to the Investment Management Agreement. We pay GECM a fee for investment management services, which consisted of $2.5 million in base management fees and $1.0 million in incentive fees (the incentive fees were deferred in accordance with the Investment Management Agreement) for the fiscal year ended December 31, 2020, and $3.0 million in base management fees and $2.7 million in incentive fees for the year ended December 31, 2019.
We are also party to the Administration Agreement with GECM. Pursuant to the Administration Agreement, GECM furnishes us with, or otherwise arranges for the provision of, office facilities, equipment, clerical, bookkeeping, finance, accounting, compliance and record keeping services at such office facilities and other such services as our administrator. We bear all costs and expenses that are incurred in our operation and transactions and not specifically assumed by GECM pursuant to the Investment Management Agreement. For the fiscal years ended December 31, 2020 and 2019, the Company reimbursed GECM in the amount of $0.7 million and $1.0 million, respectively, for services provided under the Administration Agreement.
GECM has entered into a shared services agreement with ICAM, pursuant to which ICAM will make available to GECM certain employees of ICAM, including Matt Kaplan, a member of GECM’s investment committee, to provide services to GECM in exchange for reimbursement by GECM of the allocated portion of such employees’ time.
On September 20, 2021, we entered into a Membership Interest Purchase Agreement with Lenders Funding, LLC (“LF”), pursuant to which we acquired a majority equity interest in LF, a wholesale lending and participant funding business. At the closing: (i) we paid $7.25 million in cash to LF, $3.25 million of which was used to purchase 833,333 newly issued shares of our common stock at net asset value and (ii) we issued 2,564,103 shares of our common stock to LF at net asset value in exchange for a promissory note in aggregate principal amount of $10.0 million payable by LF to us. The issuance of the shares was a private placement exempt from registration under Section 4(a)(2) of the Securities Act. All of the proceeds from the transaction were retained by LF to support the growth of the business.
We have established a written policy to govern the review of potential related party transactions. GECM, our Chief Compliance Officer, and any other officers designated by us are required to review the facts and circumstances of transactions with certain affiliates, and to screen any such transactions, for potential compliance issues under Section 57(h) of the Investment Company Act.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
The following table sets forth, as of the close of business on November 1, 2021, certain information regarding the beneficial ownership of our common stock by:
•	each of the directors and named executive officers for the fiscal year ended December 31, 2020;
•	all of our current executive officers and directors as a group; and
•	each person known by us to be beneficial owners of 5% or more of our outstanding common stock.
Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act, and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own more than 5% of our common stock is based upon Schedule 13G and Schedule 13D filings filed by such persons with the SEC and other information obtained from such persons, if available. Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power.
Except as indicated in the footnotes to this table and under applicable community property laws, to our knowledge, the persons named in the table have sole voting and investment power with respect to all shares of common stock. For the purposes of calculating percentages of beneficial ownership, as of the close of business on November 1, 2021, 26,905,668 shares of common stock were issued and outstanding.
The address for each of our current directors and executive officers is c/o Great Elm Capital Corp., 800 South Street, Suite 230, Waltham, Massachusetts 02453.
	Shares Beneficially Owned	Percent of Class
Interested Directors
Peter A. Reed	286,287	1.1%
Erik A. Falk(1)	0	*
Independent Directors
Michael C. Speller	36,559	*
Mark Kuperschmid(2)	35,917	*
Randall Revell Horsey	26,041	*

Executive Officers
Adam Kleinman	99,349	*
Keri Davis	14,839	*
Directors and executive officers as a group (7 persons)	498,992	1.9%

5% Beneficial Owners
Great Elm Group, Inc.(3)	5,923,732	22.0%
Lenders Funding, LLC	3,397,436	12.6%
Entities affiliated with Imperial Capital Asset Management, LLC(4)	2,170,115	8.1%
Entities affiliated with Northern Right Capital Management, L.P.(5)	1,356,819	5.0%
*	Represents less than 1%.
(1)	Mr. Falk joined the Board in March 2021.
(2)
Represents shares held by Benmark Investments LLC (1568 Columbus Ave., Burlingame, California 94010). Mr. Kuperschmid disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

(3)
Great Elm Group, Inc. is the beneficial owner of 5,923,732 shares of our common stock, including 5,484,669 shares of our common stock of which it has sole voting and dispositive power and 439,063 shares of our common stock of which it has shared voting and dispositive power. The address for Great Elm Group, Inc. is 800 South Street, Suite 230, Waltham, MA 02453.

(4)
Based on information furnished in a Schedule 13G/A filed with the SEC on February 16, 2021, jointly by ICAM, Long Ball Partners, LLC (“Long Ball”), IC Leverage Income Fund, LLC (“IC Leverage”), Imperial Capital Group Holdings II, LLC (“Imperial Holdings II”), Imperial Capital Group Holdings, LLC (“Imperial Holdings”), Jason Reese, and Randall Wooster. ICAM and Long Ball reported shared voting and dispositive power over 678,721 shares of our common stock; Imperial Holdings and Mr. Wooster reported shared voting and dispositive power over 1,491,394 shares of our common stock; IC Leverage reported shared voting and dispositive power over 289,975 shares of our common stock; Imperial Holdings II reported shared voting and dispositive power over 1,201,419 shares of our common stock; and Mr. Reese reported shared voting and dispositive power over 2,170,115 shares of our common stock.
(5)
Based on information provided to the Company and furnished in a Schedule 13G/A filed with the SEC on February 16, 2021, jointly by Northern Right Capital Management, L.P. (“Northern Right”), Northern Right Capital (QP), L.P. (“Northern Right QP”), NRC Partners I, LP (“NRC”), BC Advisors, LLC (“BCA”) and Matthew A. Drapkin. Each of Northern Right, BCA and Mr. Drapkin reported shared voting and dispositive power over 1,356,819 shares of our common stock; Northern Right QP reported shared voting and dispositive power over 604,612 shares of our common stock; and NRC reported shared voting and dispositive power over 284,010 shares of our common stock.

DETERMINATION OF NET ASSET VALUE
We determine the net asset value of GECC each quarter by subtracting our total liabilities from the fair value of our gross assets.
We value our portfolio investments at fair value based upon the principles and methods of valuation set forth in policies adopted by our Board. Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date. Market participants are buyers and sellers in the principal (or most advantageous) market for the asset that (1) are independent of us; (2) are knowledgeable, having a reasonable understanding about the asset based on all available information (including information that might be obtained through due diligence efforts that are usual and customary); (3) are able to transact for the asset; and (4) are willing to transact for the asset (that is, they are motivated but not forced or otherwise compelled to do so).
Investments for which market quotations are readily available are valued at such market quotations unless the quotations are deemed not to represent fair value. We generally obtain market quotations from recognized exchanges, market quotation systems, independent pricing services or one or more broker-dealers or market makers. However, short-term debt investments with remaining maturities within 90 days are generally valued at amortized cost, which approximates fair value.
Debt and equity securities for which market quotations are not readily available or for which market quotations are deemed not to represent fair value, are valued at fair value using a valuation process consistent with our Board-approved policy. Our Board approves in good faith the valuation of our portfolio as of the end of each quarter. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the values that we may ultimately realize. In addition, changes in the market environment and other events may impact the market quotations used to value some of our investments.
Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements will express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

DIVIDEND REINVESTMENT PLAN
We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board authorizes, and we declare, a cash distribution, our stockholders who have not opted out of our dividend reinvestment plan will have their cash distributions (net of any applicable withholding tax) automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.
No action will be required on the part of a registered stockholder to have his or her cash distribution reinvested in our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for common stock acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such common stock in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to each applicable record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.
Those stockholders whose shares of common stock are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.
We intend to use primarily newly issued common stock to implement the plan to the extent our common stock is trading at a premium to net asset value per share of the common stock. In the case that such newly issued common stock is used to implement the plan, the number of common stock to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by 95% of the market price per share of our common stock at the close of trading on the date fixed by the Board for such purposes. Market price per share on that date will be the closing price for such common stock on the national securities exchange on which our common stock is then listed or, if no sale is reported for such day, at the average of their electronically reported bid and asked prices. Notwithstanding the foregoing, we reserve the right to instruct the plan administrator to purchase our common stock in the open market in connection with our implementation of the plan. Shares purchased in open market transactions by the plan administrator will be allocated to each stockholder who has not so elected to receive cash distributions in cash in the manner set forth above for issuance of new common stock, substituting where applicable the average purchase price, excluding any brokerage charges or other charges, of all common stock purchased in the open market in lieu of the market price per share. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional common stock will be issued has been determined and elections of our stockholders have been tabulated.
The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the common stock held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee of $15 plus a per share brokerage commission from the proceeds.
Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the common stock is credited to the U.S. stockholder’s account.
We may terminate the plan upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 6201 15th Avenue, Brooklyn, New York 11219 or by phone at (800) 937-5449.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following is a summary of certain U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock. This summary is subject to differing interpretation or change by legislative or administrative action, and any such differing interpretation or change may be retroactive. The discussion does not purport to deal with all of the U.S. federal income tax consequences applicable to us, or which may be important to particular stockholders in light of their individual investment circumstances (such as the effects of Section 451 of the Code which conforms the timing of certain income accruals to financial statements) or to some types of stockholders subject to special tax rules, including stockholders subject to the alternative minimum tax, financial institutions, broker-dealers, insurance companies, tax-exempt organizations, partnerships or other pass-through entities for U.S. federal income tax purposes and investors therein, stockholders holding shares of our common stock in connection with a hedging, straddle, conversion or other integrated transaction, stockholders engaged in a trade or business in the United States or stockholders who have ceased to be U.S. citizens or to be taxed as resident aliens, stockholders who mark-to-market shares of our common stock or stockholders who contribute assets to us in exchange for shares of our common stock. This discussion assumes that the stockholders hold the shares of our common stock as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No attempt is made to present a detailed explanation of all U.S. federal income tax aspects affecting us and our stockholders, and the discussion set forth herein does not constitute tax advice. No ruling has been or will be sought from the IRS, regarding any matter discussed herein. Tax counsel has not rendered any legal opinion regarding any tax consequences relating to us or our stockholders. Stockholders are urged to consult their tax advisors to determine the U.S. federal, state, local and foreign tax consequences to them of investing in shares of our common stock.
The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their tax advisors to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in us.
Taxation of GECC
A discussion of taxation of GECC is included under “The Company—Certain Federal Income Tax Matters.”
Taxation of U.S. stockholders
For purposes of this discussion, a “U.S. stockholder” (or in this section, a “stockholder”) is a holder or a beneficial holder of shares of our common stock which is for U.S. federal income tax purposes (1) a person who is a citizen or resident of the United States, (2) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any State thereof, or the District of Columbia, (3) an estate whose income is subject to U.S. federal income tax regardless of its source, or (4) a trust if (a) a U.S. court is able to exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (b) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes. If a partnership or other entity or arrangement classified as a partnership for U.S. tax purposes holds shares of our common stock, the tax treatment of the partnership and each partner generally will depend on the activities of the partnership and the activities of the partner. Partnerships acquiring shares of our common stock, and partners in such partnerships, should consult their tax advisors. Prospective investors that are not U.S. stockholders should refer to the section “Non-U.S. Stockholders” below and are urged to consult their tax advisors with respect to the U.S. federal income tax consequences of an investment in shares of our common stock, including the potential application of U.S. withholding taxes.
Distributions we pay to you from our ordinary income or from an excess of net short-term capital gain over net long-term capital loss (together referred to hereinafter as “ordinary income dividends”) are generally taxable to you as ordinary income to the extent of our earnings and profits. Due to our expected investments, in general, distributions will not be eligible for the dividends received deduction allowed to corporate stockholders and will not qualify for the reduced rates of tax for qualified dividend income allowed to individuals. Distributions made to you from an excess of net long-term capital gain over net short-term capital loss (“capital gain dividends”), including capital gain dividends credited to you but retained by us, are taxable to you as long-term capital gain if they have been properly designated by us, regardless of the length of time you have owned shares of our common stock. For non-corporate stockholders, capital gains dividends are currently taxed at preferential rates.

Generally, you will be provided with a written notice designating the amount of any (i) ordinary income dividends no later than 30 days after the close of the taxable year, and (ii) capital gain dividends or other distributions no later than 60 days after the close of the taxable year.
Distributions in excess of our earnings and profits will first reduce the adjusted tax basis of your shares of our common stock and, after the adjusted tax basis is reduced to zero, will constitute capital gain to you.
If we retain any net capital gain, we may designate the retained amounts as undistributed capital gain in a notice to our stockholders. If a designation is made, stockholders would include in income, as long-term capital gain, their proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the corporate tax paid by us. A stockholder that is not subject to U.S. federal income tax or otherwise is not required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In addition, the tax basis of the shares of our common stock owned by a stockholder would be increased by an amount equal to the difference between (i) the amount included in the stockholder’s income as long-term capital gain and (ii) the stockholder’s proportionate share of the corporate tax paid by us.
Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of our common stock. We have the ability to declare a large portion of a dividend in shares of our stock. In August of 2017, the IRS promulgated guidance stating that as long as 20% of the dividend is paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, our stockholders will be taxed on 100% of the dividend in the same manner as a cash dividend, even though most of the dividend was paid in shares of our stock.
If we pay you a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of these months, then the dividend will be treated for tax purposes as being paid by us and received by you on December 31 of the year in which the dividend was declared.
A stockholder will recognize gain or loss on the sale or exchange of the shares of our common stock in an amount equal to the difference between the stockholder’s adjusted basis in the shares of our common stock sold or exchanged and the amount realized on their disposition. Generally, gain recognized by a stockholder on the sale or other disposition of the shares of our common stock will result in capital gain or loss to you, and will be a long-term capital gain or loss if those shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of the shares of our common stock held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. A loss realized on a sale or exchange of the shares of our common stock will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.
Non-corporate stockholders with income in excess of certain thresholds are, in general, subject to an additional 3.8% surtax on their “net investment income,” which ordinarily includes taxable distributions from us and taxable gain on the disposition of the shares of our common stock.
We may be required to withhold U.S. federal income tax (“backup withholding”), from all taxable distributions to any non-corporate stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the stockholder’s U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.
Withholding at a rate of 30% is generally required on dividends in respect of, and gross proceeds from the sale of, the shares of our common stock held by or through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. However, the IRS has issued proposed Treasury Regulations that eliminate this withholding on payments of gross proceeds (but not on dividends). Pursuant to the preamble to the proposed Treasury Regulations, we and any other applicable withholding agent may (but are not required to) rely on this proposed change until final Treasury Regulations are issued or until such proposed Treasury Regulations are rescinded. We will not pay any additional amounts in respect to any amounts withheld.
Under U.S. Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for a non-corporate stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities in many cases are excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Stockholders should consult their tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares of our common stock.
Taxation of non-U.S. stockholders
The following discussion only applies to non-U.S. stockholders. A “non-U.S. stockholder” is a holder or beneficial holder, other than a partnership (or other entity or arrangement treated as a partnership for U.S. federal income tax purposes), that is not a U.S. stockholder for U.S. federal income tax purposes. Whether an investment in shares of our common stock is appropriate for a non-U.S. stockholder will depend upon that stockholder’s particular circumstances. An investment in shares of our common stock by a non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in shares of our common stock.
Distributions of ordinary income dividends to non-U.S. stockholders, subject to the discussion below, will generally be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits. Different tax consequences may result if the non-U.S. stockholder is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their tax advisors.
Actual or deemed distributions of our net capital gain to a non-U.S. stockholder, and gain recognized by a non-U.S. stockholder upon the sale of shares of our common stock, generally will not be subject to U.S. federal withholding tax and will not be subject to U.S. federal income tax unless the distributions or gain, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States) or, in the case of an individual, is present in the United States for 183 days or more during a taxable year.
Under certain legislation, no U.S. source withholding taxes will be imposed on dividends paid by RICs to non-U.S. stockholders to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gain that would not have been subject to U.S. withholding tax at the source if they had been received directly by a non-U.S. stockholder, and that satisfy certain other requirements. No assurance can be given that we will distribute any interest-related or short-term capital gain dividends.
If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. stockholder is not otherwise required to obtain a

U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of shares of our common stock that are effectively connected with a U.S. trade or business (or, where an applicable treaty applies, are attributable to a permanent establishment in the United States) may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable tax treaty). Accordingly, investment in the shares may not be appropriate for certain non-U.S. stockholders.
Certain provisions of the Code referred to as “FATCA” require withholding at a rate of 30% on dividends in respect of, and gross proceeds from the sale of, shares of our common stock held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Treasury to report, on an annual basis, information with respect to interests in, and accounts maintained by, the institution to the extent such interests or accounts are held by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments. Accordingly, the entity through which shares of our common stock are held will affect the determination of whether such withholding is required. Similarly, dividends in respect of, and gross proceeds from the sale of, shares of our common stock held by an investor that is a non-financial non-U.S. entity that does not qualify under certain exemptions will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to us that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which we will in turn provide to the Secretary of the Treasury. However, the IRS has issued proposed Treasury Regulations that eliminate FATCA withholding on payments of gross proceeds (but not on dividends). Pursuant to the preamble to the proposed Treasury Regulations, we and any other applicable withholding agent may (but are not required to) rely on this proposed change until final Treasury Regulations are issued or until such proposed Treasury Regulations are rescinded. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. We will not pay any additional amounts to stockholders in respect of any amounts withheld, including amounts withheld pursuant to FATCA. Stockholders are encouraged to consult their tax advisors regarding the possible implications of the legislation on their investment in shares of our common stock.
A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to backup withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS. Non-U.S. stockholders may also be subject to information reporting.

DESCRIPTION OF OUR COMMON STOCK
The following description is based on relevant portions of the Maryland General Corporation Law and our charter (“Charter”) and bylaws (“Bylaws”). This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our Charter and Bylaws for a more detailed description of the provisions summarized below.
Our authorized stock consists of 100,000,000 shares of stock, par value $0.01 per share, all of which are currently designated as common stock. Our common stock is listed on Nasdaq under the ticker symbol “GECC.” There are no outstanding options or warrants to purchase our common stock. No common stock has been authorized for issuance under any equity compensation plans. Our fiscal year-end is December 31. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.
The following are our outstanding classes of securities as of September 30, 2021:
Title of Class	Amount Authorized	Amount Held by GECC or for GECC’s Account	Amount Outstanding Exclusive of Amounts Shown in the Adjacent Column
Common Stock	100,000,000	—	26,905,668
6.75% Notes due 2025	—	—	$45.6 million
6.50% Notes due 2024	—	—	$42.8 million
5.875% Notes due 2026	—	—	$57.5 million
Under our Charter, our Board is authorized to classify and reclassify any unissued stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our Charter provides that a majority of our entire Board, without any action by our stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.
Common Stock
All of our common stock has equal rights as to earnings, assets, voting, and dividends and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights, generally have no appraisal rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such common stock will be unable to elect any director.
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
Maryland law permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and that is material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.
Our Charter authorizes us, and our Bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer of GECC or any individual who, while a director or officer of GECC and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee, who is made, or threatened to be made, a party to, or witness in, a proceeding by reason of his or her service in such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as such and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Charter and Bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of ours in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the Investment Company Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Maryland law requires a corporation (unless its charter requires otherwise, which ours does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to or in which they may be made, or threatened to be made, a party or witness by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Under Maryland law, a Maryland corporation may not indemnify a director or officer in a suit by the corporation or in its right in which the director or officer was adjudged liable to the corporation or in a suit in which the director or officer was adjudged liable on the basis that a personal benefit was improperly received. Nevertheless, a court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by the corporation or in its right, or for a judgment of liability on the basis that a personal benefit was improperly received, is limited to expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, in the event that our present or former directors or officers serve another entity as a director, officer, partner or trustee, we expect to obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.
Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws
The Maryland General Corporation Law and our Charter and Bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.
Classified Board of Directors
Our Board is divided into three classes of directors serving staggered three-year terms. Upon expiration of their terms, directors of each class will be elected to serve for a three-year term ending at the third annual meeting of stockholders following his or her election and until his or her successor is duly elected and qualifies. Each year, one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board will help to ensure the continuity and stability of our management and policies.
Election of Directors
Our Charter and Bylaws provide that the affirmative vote of a plurality of the votes cast in the election of directors at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Our Board has the exclusive right to amend the Bylaws to alter the vote required to elect directors.
Number of Directors; Vacancies; Removal
Our Charter provides that the number of directors will be set only by the Board in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board may at any time increase or decrease the number of directors. However, unless our Bylaws are amended, the number of directors may never be less than one nor more than nine. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board. Accordingly, except as may be provided by our Board in setting the terms of any class or series of preferred stock, any and all vacancies on our Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the Investment Company Act.
Our Charter provides that, subject to the rights of holders of preferred stock, a director may be removed only for cause, as defined in our Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.
Action by Stockholders
Under the Maryland General Corporation Law, unless a corporation’s charter provides otherwise (which our Charter does not), stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to our Board and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of our Board or (3) by a stockholder who was a stockholder of record at the record date set by our Board for the purpose of determining stockholders entitled to vote at the meeting, at the time of giving notice by the stockholders as provided for in our Bylaws and at the time of the meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated or on such other business and who has complied with the advance notice provisions of our Bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only (1) by or at the direction of our Board or (2) provided that the meeting has been called for the purpose of electing directors, by a stockholder who was a stockholder of record at the record date set by our Board for the purpose of determining stockholders entitled to vote at the special meeting, at the time of giving notice as provided for in our Bylaws and at the time of the meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of the Bylaws. The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our Bylaws do not give our Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed. They may also have the effect of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.
Calling of Special Meetings of Stockholders
Our Bylaws provide that special meetings of stockholders may be called by our Board and certain of our officers. Additionally, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.
Approval of Extraordinary Corporate Action; Amendment of Articles of Incorporation and Bylaws
Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert to another form of entity, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of amendments and extraordinary transactions by stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter.
However, our Charter provides that approval of the following matters requires the affirmative vote of stockholders entitled to cast at least 80% of the votes entitled to be cast on the matter:
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amendments to the provisions of our Charter relating to the classification of our Board, the power of our Board to fix the number of directors and to fill vacancies on our Board, the vote required to elect or remove a director, the vote required to approve our dissolution, amendments to our Charter and extraordinary transactions and our Board exclusive power to amend our Bylaws;

•	Charter amendments that would convert us from a closed-end company to an open-end company or make our common stock a redeemable security (within the meaning of the Investment Company Act);
•	our liquidation or dissolution or any amendment to our Charter to effect any such liquidation or dissolution;
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any merger, consolidation, conversion, share exchange or sale or exchange of all or substantially all of our assets that the Maryland General Corporation Law requires be approved by our stockholders; or

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any transaction between us, on the one hand, and any person or group of persons acting together that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly (other than solely by virtue of a revocable proxy), of one-tenth or more of the voting power in the election of our directors generally, or any person controlling, controlled by or under common control with, employed by or acting as an agent of, any such person or member of such group, on the other hand.

However, if such amendment, proposal or transaction is approved by a majority of our continuing directors (in addition to approval by our Board), such amendment, proposal or transaction may be approved by a majority of the votes entitled to be cast on such a matter, except that any transaction that would not otherwise require stockholder approval under the Maryland General Corporation Law will not require further stockholder approval unless our Charter, our Bylaws or the Maryland General Corporation Law requires such approval. In either event, in accordance with the requirements of the Investment Company Act, any such amendment, proposal or transaction that would have the effect of changing the nature of our business so as to cause us to cease to be, or to withdraw our election as, a BDC would be required to be approved by a majority of our outstanding voting securities, as defined under the Investment Company Act. The “continuing directors” are defined in our Charter as (1) certain of our current directors named therein or (2) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

Our Charter and Bylaws provide that our Board will have the exclusive power to make, alter, amend or repeal any provision of our Bylaws.
No Appraisal Rights
Except with respect to appraisal rights arising in connection with the Maryland Control Acquisition Share Act discussed below, as permitted by the Maryland General Corporation Law, our Charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of our entire Board determines that such rights shall apply.
Control Share Acquisitions
The Maryland Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by the affirmative vote of stockholders entitled to cast two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:
•	one-tenth or more but less than one-third;
•	one-third or more but less than a majority; or
•	a majority or more of all voting power.
The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares that the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.
If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our Bylaws, compliance with the Investment Company Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or, if a meeting of stockholders at which the voting rights of the shares are considered and not approved is held, as of the date of such meeting. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.
The Maryland Control Share Acquisition Act does not apply (a) to stock acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our Bylaws contain a provision exempting from the Maryland Control Share Acquisition Act any and all acquisitions by any person of our common stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future.
Business Combinations
Under Maryland law, the Maryland Business Combination Act provides that certain “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:
•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or
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an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the Board may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the Board.
After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:
•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
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two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than common stock held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their stock in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its stock.
The Maryland Business Combination Act permits various exemptions from its provisions, including business combinations that are exempted by the Board before the time that the interested stockholder becomes an interested stockholder. Our Board has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board, including a majority of the directors who are not interested persons as defined in the Investment Company Act. This resolution may be altered or repealed in whole or in part at any time; however, our Board will adopt resolutions so as to make us subject to the provisions of the Maryland Business Combination Act only if our Board determines that it would be in our best interests and if the SEC staff does not object to our determination that GECC being subject to the Business Combination Act does not conflict with the Investment Company Act. If this resolution is repealed, or the Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of GECC and increase the difficulty of consummating any offer.
Forum Selection Clause
Our Bylaws provide that, unless we consent in writing to the selection of an alternative forum, the sole and exclusive forum for (a) any derivative action or proceeding brought on our behalf, (b) any action asserting a claim of breach of any duty owed by any of our directors or officers or other employees to us or to our stockholders, (c) any action asserting a claim against us or any of our directors or officers or other employees arising pursuant to any provision of the Maryland General Corporation Law or our Charter or Bylaws or (d) any action asserting a claim against us or any of our directors or officers or other employees that is governed by the internal affairs doctrine shall be, in each case, the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division.
Waiver of Corporate Opportunity Doctrine
Our Charter provides that, we, by resolution of our Board, may renounce any interest or expectancy of ours in (or in being offered an opportunity to participate in) business opportunities that are presented to us or developed by or presented to one of more of our directors or officers.

Conflict with Investment Company Act
Our Bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including, without limitation, the Maryland Control Share Acquisition Act (if we amend our Bylaws to be subject to such Act) and the Maryland Business Combination Act, or any provision of our Charter or Bylaws conflicts with any provision of the Investment Company Act, the applicable provision of the Investment Company Act will control.
Privacy Principles
We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).
We restrict access to nonpublic personal information about our stockholders to employees of GECM and its affiliates with a legitimate business need for the information. We intend to maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

DESCRIPTION OF OUR PREFERRED STOCK
In addition to shares of common stock, our Charter authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our Board is required by Maryland law and by our Charter to set, subject to the express terms of any of our then outstanding classes or series of stock, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such issuance must adhere to the requirements of the Investment Company Act, Maryland law and any other limitations imposed by law.
The Investment Company Act limits our flexibility as to certain rights and preferences of the preferred stock under our Charter. In particular, every share of stock issued by a BDC must be voting stock and have equal voting rights with every other outstanding class of voting stock, except to the extent that the stock satisfies the requirements for being treated as a senior security, which requires, among other things, that:
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immediately after issuance and before any distribution is made with respect to common stock, we must meet a coverage ratio of total assets (less total liabilities other than indebtedness) to total indebtedness plus preferred stock, of at least 200% (or 150% if certain requirements are met); and

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the holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if and for so long as dividends on the preferred stock are unpaid in an amount equal to two full years of dividends on the preferred stock.

The features of the preferred stock are further limited by the requirements applicable to RICs under the Code.
For any class or series of preferred stock that we may issue, our Board will determine and the articles supplementary and the prospectus supplement relating to such class or series will describe:
•	the designation and number of shares of such class or series;
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the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such class or series, as well as whether such dividends are participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such class or series, including adjustments to the conversion price of such class or series;
•	the rights and preferences, if any, of holders of shares of such class or series upon our liquidation, dissolution or winding up of our affairs;
•	the voting powers, if any, of the holders of shares of such class or series;
•	any provisions relating to the redemption of the shares of such class or series;
•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such class or series are outstanding;
•	any conditions or restrictions on our ability to issue additional shares of such class or series or other securities;
•	a discussion of certain U.S. federal income tax considerations applicable to ownership of such shares; and
•	any other relative powers, preferences and participating, optional or special rights of shares of such class or series, and the qualifications, limitations or restrictions thereof.
All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board, and all shares of each class or series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS
We may issue subscription rights to our stockholders to purchase shares of common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.
The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:
•	the period of time the offering would remain open;
•	the title of such subscription rights;
•	the exercise price for such subscription rights (or method of calculation thereof);
•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);
•	the number of such subscription rights issued to each stockholder;
•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;
•	a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;
•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);
•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;
•	any termination right we may have in connection with such subscription rights offering; and
•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.
Exercise of Subscription Rights
Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.
Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.
Dilutive Effects
Any stockholder who chooses not to participate in a rights offering should expect to own a smaller interest in us upon completion of such rights offering. Any rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their subscription rights. Further, because the net proceeds per share from any rights offering may be lower than our then current net asset value per share, the rights offering may reduce our net asset value per share. The amount of dilution that a stockholder will experience could be substantial, particularly to the extent we engage in multiple rights offerings within a limited time period. In addition, the market price of our common stock could be adversely affected while a rights offering is ongoing as a result of the possibility that a significant number of additional shares may be issued upon completion of such rights offering. All of our stockholders will also indirectly bear the expenses associated with any rights offering we may conduct, regardless of whether they elect to exercise any rights.

DESCRIPTION OF OUR WARRANTS
The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.
We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of our common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.
A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:
•	the title of such warrants;
•	the aggregate number of such warrants;
•	the price or prices at which such warrants will be issued;
•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;
•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;
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in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

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in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;
•	whether such warrants will be issued in registered form or bearer form;
•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;
•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;
•	information with respect to book-entry procedures, if any;
•	the terms of the securities issuable upon exercise of the warrants;
•	a discussion of certain U.S. federal income tax considerations applicable to ownership and exercise of the warrants; and
•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.
We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.
Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.
Under the Investment Company Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our Board approves such issuance on the basis that the issuance is in the best interests of us and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The Investment Company Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities. In particular, the amount of capital stock that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase capital stock cannot exceed 25% of the BDC’s total outstanding shares of capital stock.

DESCRIPTION OF OUR DEBT SECURITIES
We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series. As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “— Events of Default  —  Remedies If an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to our debt securities.
The debt securities we may issue will be issued under the indenture, dated as of September 18, 2017, between us and American Stock Transfer & Trust Company, LLC, as trustee, as supplemented or amended to date. We refer to this indenture as the indenture and to American Stock Transfer & Trust Company, LLC as the Trustee.
Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest you will need to read the indenture. We have filed the indenture with the SEC. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See “Available Information” for information on how to obtain a copy of the applicable indenture.
The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered, including, among other things:
•	the designation or title of the series of debt securities;
•	the total principal amount of the series of debt securities;
•	the percentage of the principal amount at which the series of debt securities will be offered;
•	the date or dates on which principal will be payable;
•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;
•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;
•	whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);
•	the terms for redemption, extension or early repayment, if any;
•	the currencies in which the series of debt securities are issued and payable;
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whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, of payment, transfer, conversion and/or exchange of the debt securities;
•	the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);
•	the provision for any sinking fund;
•	any restrictive covenants;
•	any Events of Default;

•	whether the series of debt securities is issuable in certificated form;
•	any provisions for defeasance or covenant defeasance;
•	a discussion of certain U.S. federal income tax considerations applicable to holders of the debt securities;
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whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;
•	whether the debt securities are subject to subordination and the terms of such subordination;
•	whether the debt securities are secured and the terms of any security interest;
•	the listing, if any, on a securities exchange; and
•	any other terms.
The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.
We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the Investment Company Act, is at least equal to 150% immediately after each such issuance, as such obligation may be amended or superseded and giving effect to any exemptive relief that may be granted to us by the SEC. In addition, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit the distribution to our stockholders or the repurchase of such securities or common stock in certain cases, unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary purposes without regard to asset coverage.
For a discussion of risks involved with incurring additional indebtedness, see “Risk Factors” in our annual, quarterly and other reports filed with the SEC from time to time. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.
General
The indenture does not limit the amount of debt (including secured debt) that may be issued by us or our subsidiaries under the indenture or otherwise, but does contain a covenant regarding our asset coverage that would have to be satisfied at the time of our incurrence of additional indebtedness. See “—Other Covenants.” Other than the foregoing and as described under “—Other Covenants,” the indenture does not contain any financial covenants and does not restrict us from paying dividends or issuing or repurchasing our other securities. Other than restrictions described under “—Merger, Consolidation or Sale of Assets” below, the indenture does not contain any covenants or other provisions designed to afford holders of the debt securities protection in the event of a highly leveraged transaction involving us or if our credit rating declines as the result of a takeover, recapitalization, highly leveraged transaction or similar restructuring involving us that could adversely affect your investment in us.
Global Securities
Debt securities will be issued in book-entry form and represented by a global security that we deposit with and register in the name of DTC, New York, New York, or its nominee. A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. For more information about these arrangements, see “—Book-Entry Procedures” below.

Termination of a Global Security
If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders.
Payment and Paying Agents
We will pay interest to the person listed in the Trustee’s records as the owner of debt securities at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns debt securities on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”
Payments on Global Securities
We will make payments on debt securities so long as they are represented by a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “—Book-Entry Procedures.”
Payments on Certificated Securities
In the event debt securities become represented by certificated securities, we will make payments on debt securities as follows. We will pay interest that is due on an interest payment date to the holder of the debt securities as shown on the Trustee’s records as of the close of business on the regular record date at our office in Waltham, Massachusetts. We will make all payments of principal and premium, if any, by check at the office of the Trustee in New York, New York and/or at other offices that may be specified in a notice to holders against surrender of debt securities.
Alternatively, at our option, we may pay any cash interest that becomes due on debt securities by mailing a check to the holder at his, her or its address shown on the Trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.
Payment When Offices Are Closed
If any payment is due on debt securities on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date. Such payment will not result in a default under debt securities or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.
Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on debt securities.
Events of Default
You will have rights if an Event of Default occurs with respect to the debt securities and the Event of Default is not cured, as described later in this subsection.
The term “Event of Default” with respect to the debt securities means any of the following:
•	We do not pay the principal of any debt securities when due and payable.
•	We do not pay interest on any debt securities when due, and such default is not cured within 30 days.

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We remain in breach of any other covenant with respect to the debt securities for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the Trustee or holders of at least 25% of the principal amount of the debt securities.

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We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and, in the case of certain orders or decrees entered against us under any bankruptcy law, such order or decree remains undischarged or unstayed for a period of 90 days.

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If, pursuant to Sections 18(a)(1)(c)(ii) and 61 of the Investment Company Act, or any successor provisions thereto of the Investment Company Act, on the last business day of each of 24 consecutive calendar months the debt securities have an asset coverage (as such term is used in the Investment Company Act) of less than 100%, as such obligation may be amended or superseded but giving effect to any exemptive relief that may be granted to us by the SEC.

An Event of Default for the debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The Trustee may withhold notice to the holders of the debt securities of any default, except in the payment of principal or interest, if it in good faith considers the withholding of notice to be in the best interests of the holders.
Remedies if an Event of Default Occurs
If an Event of Default has occurred and has not been cured, the Trustee or the holders of at least 25% in principal amount of the debt securities may declare the entire principal amount of all the debt securities to be due and immediately payable. If an Event of Default referred to in the second to last bullet point above with respect to us has occurred, the entire principal amount of all the debt securities will automatically become due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities if (1) we have deposited with the Trustee all amounts due and owing with respect to the debt securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.
Except in cases of default, where the Trustee has some special duties, the Trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the Trustee protection reasonably satisfactory to it from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the debt securities may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the Trustee. The Trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.
Before you are allowed to bypass the Trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:
•	You must give the Trustee written notice that an Event of Default has occurred with respect to the debt securities and remains uncured.
•
The holders of at least 25% in principal amount of all the debt securities must make a written request that the Trustee take action because of the default and must offer reasonable indemnity to the Trustee against the cost and other liabilities of taking that action.

•	The Trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity.
•	The holders of a majority in principal amount of the debt securities must not have given the Trustee a direction inconsistent with the above notice during that 60-day period.
However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.
Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the Trustee and how to declare or cancel an acceleration of maturity.
Each year, we will furnish to the Trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Waiver of Default
Holders of a majority in principal amount of the debt securities may waive any past defaults other than a default:
•	in the payment of principal or interest; or
•	in respect of a covenant that cannot be modified or amended without the consent of each holder of the debt securities.
Merger, Consolidation or Sale of Assets
Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:
•	Where we merge out of existence or convey or transfer all or substantially all of our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities;
•
The merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specified period of time were disregarded; and

•	We must deliver certain certificates and documents to the Trustee.
Modification or Waiver
There are three types of changes we can make to the indenture and the debt securities issued thereunder.
Changes Requiring Your Approval
First, there are changes that we cannot make to the debt securities without approval from each affected holder. The following is a list of those types of changes:
•	change the stated maturity of the principal of or interest on the debt securities;
•	reduce any amounts due on the debt securities;
•	reduce the amount of principal payable upon acceleration of the maturity of the debt securities following a default;
•	change the place or currency of payment on the debt securities;
•	impair your right to sue for payment;
•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture; and
•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults.
Changes Not Requiring Approval
The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the debt securities in any material respect.
Changes Requiring Majority Approval
Any other change to the indenture and the debt securities would require the following approval:
•	If the change affects only the debt securities, it must be approved by the holders of a majority in principal amount of the debt securities.

•
If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval.”
Further Details Concerning Voting
When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security (including the debt securities):
Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described below under “—Defeasance—Full Defeasance.”
We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.
Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.
Defeasance
The following defeasance provisions will be applicable to the debt securities. “Defeasance” means that, by depositing with a trustee an amount of cash and/or government securities sufficient to pay all principal and interest, if any, on the debt securities when due and satisfying any additional conditions noted below, we will be deemed to have been discharged from our obligations under the debt securities. In the event of a “covenant defeasance,” upon depositing such funds and satisfying similar conditions discussed below, we would be released from certain covenants under the indenture relating to the debt securities. The consequences to the holders of the debt securities would be that, while they would no longer benefit from certain covenants under the indenture, and while the debt securities could not be accelerated for any reason, the holders of debt securities nonetheless would be guaranteed to receive the principal and interest owed to them.
Covenant Defeasance
Under current U.S. federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under “—Indenture Provisions—Ranking” below. In order to achieve covenant defeasance, we must do the following:
•
Since the debt securities are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their due dates.

•
We must deliver to the Trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

•	Defeasance must not result in a breach or violation of, or result in a default under, the indenture or any of our other material agreements or instruments.

•
No default or Event of Default with respect to the debt securities shall have occurred and be continuing and no defaults or Events of Default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

•
We must deliver to the Trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the Investment Company Act and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the Trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.
Full Defeasance
If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if the following conditions are satisfied in order for you to be repaid:
•
Since the debt securities are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•
We must deliver to the Trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for the debt securities and you would recognize a gain or loss on the debt securities at the time of the deposit.

•
We must deliver to the Trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the Investment Company Act and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

•	Defeasance must not result in a breach or violation of, or constitute a default under, the indenture or any of our other material agreements or instruments.
•
No default or Event of Default with respect to the debt securities shall have occurred and be continuing and no defaults or Events of Default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If your debt securities were subordinated as described later under “—Indenture Provisions—Ranking,” such subordination would not prevent the Trustee under the indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debtholders.
Other Covenants
In addition to any other covenants described in this prospectus, as well as standard covenants relating to payment of principal and interest, maintaining an office where payments may be made or securities can be surrendered for payment, our payment of taxes and related matters, the following covenants will apply to the debt securities:
•
We agree that for the period of time during which the debt securities are outstanding, we will not violate, whether or not it is subject to, Section 18 (a)(1)(A) as modified by Sections 61(a)(1) and (2) of the Investment Company Act or any successor provisions thereto of the Investment Company Act, as such obligation may be amended or superseded but giving effect to any exemptive relief that may be granted to us by the SEC. Currently, these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt securities, unless our asset coverage, as defined in the Investment Company Act, equals at least 150% after such borrowings.
•
We agree that for the period of time during which the debt securities are outstanding, we will not declare any dividend (except a dividend payable in our stock), or declare any other distribution, upon a class of our capital stock, or purchase any such capital stock, unless, in every such case, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, we have an asset coverage (as defined in the Investment Company Act) of at least the threshold specified in pursuant to Section 18(a)(1)(B) as modified by Sections 61(a)(1) and (2) of the Investment Company Act or any successor provisions thereto of the Investment Company Act, as such obligation may be amended or superseded (regardless of whether we are subject thereto), after deducting the amount of such dividend, distribution or purchase price, as the case may be, and giving effect, in each case, (i) to any exemptive relief granted to us by the SEC and (ii) to any no-action relief granted by the SEC to another BDC (or to us if we determine to seek such similar no-action or other relief) permitting the BDC to declare any cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by Sections 61(a)(1) and (2) of the Investment Company Act, as such obligation may be amended or superseded, in order to maintain such BDC’s status as a RIC under Subchapter M of the Code.

•
If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we will furnish to holders of the debt securities and the Trustee, for the period of time during which the debt securities are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable GAAP.

Notwithstanding the restrictions on indebtedness and dividends described above, the indenture under which the debt securities will be issued may not prohibit us from paying distributions to our stockholders if we incur indebtedness in excess of the limits set forth in Sections 61(a)(1) and (2) of the Investment Company Act or any successor provision if we determine that such indebtedness, which may include indebtedness under a bank credit facility, is not a “senior security” for purposes of determining asset coverage under the Investment Company Act.
Form, Exchange and Transfer of Certificated Registered Securities
If registered debt securities cease to be issued in book-entry form, they will be issued:
•	only in fully registered certificated form;
•	without interest coupons; and
•	unless we indicate otherwise, in denominations of $25 and amounts that are multiples of $25.
Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is equal to or greater than $25.
Holders may exchange or transfer their certificated securities at the office of the Trustee. We have appointed the Trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.
Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.
We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.
If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.
Concerning the Trustee
We will appoint the Trustee as registrar and paying agent under the indenture.
Resignation of Trustee
The Trustee may resign or be removed with respect to the debt securities provided that a successor trustee is appointed to act with respect to the debt securities. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.
Indenture Provisions—Ranking
The debt securities will be our direct unsecured obligations and will rank:
•	pari passu, or equal, with our existing and future unsecured indebtedness;
•	senior to our common stock and any of our future indebtedness that expressly provides it is subordinated to the debt securities;
•
effectively subordinated to all of our existing, including any amounts outstanding under the Loan Agreement, and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness; and

•	structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries.
Effective subordination means that in any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors. Structural subordination means that creditors of a parent entity are subordinate to creditors of a subsidiary entity with respect to the subsidiary’s assets.
Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below). In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on the Senior Indebtedness has been made or duly provided for in money or money’s worth.
In the event that, notwithstanding the foregoing, any payment by us is received by the Trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.
By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness or subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.
Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:
•
our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as “Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Senior Indebtedness), and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.
Book-Entry Procedures
The debt securities will be represented by global securities that will be deposited and registered in the name of DTC or its nominee. This means that, except in limited circumstances, you will not receive certificates for the debt securities. Beneficial interests in the debt securities will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the debt securities through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.
The debt securities will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC, and will be deposited with DTC. Interests in the debt securities will trade in DTC’s Same Day Funds Settlement System, and any permitted secondary market trading activity in such debt securities will, therefore, be required by DTC to be settled in immediately available funds. None of us, the Trustee or the Paying Agent will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.
DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants (“Direct Participants”) deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”).
DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”). DTC has a Standard & Poor’s rating of AA+. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.
Purchases of the debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each security, or the “Beneficial Owner,” is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in the debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.
To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of the debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not affect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts the debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.
Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.
Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.
Redemption proceeds, distributions, and interest payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the Trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the Trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and interest payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the Trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.
DTC may discontinue providing its services as securities depository with respect to the debt securities at any time by giving reasonable notice to us or to the Trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.
The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

DESCRIPTION OF OUR UNITS
The following is a general description of the terms of the units we may issue from time to time. Particular terms of any units we offer will be described in the prospectus supplement relating to such units. For a complete description of the terms of particular units, you should read this prospectus and the prospectus supplement relating to those particular units.
We may issue units comprised of one or more of the other securities described in this prospectus in any combination. Each unit may also include debt obligations of third parties, such as U.S. Treasury securities. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security.
A prospectus supplement will describe the particular terms of any series of units we may issue, including the following:
•
the designation and terms of the units and of the securities comprising the units, including whether and under what circumstances the securities comprising the units may be held or transferred separately;

•	a description of the terms of any unit agreement governing the units;
•	a discussion of certain U.S. federal income tax considerations applicable to ownership of the units;
•	a description of the provisions for the payment, settlement, transfer or exchange of the units; and
•	whether the units will be issued in fully registered or global form.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR
Our securities and cash are held in safekeeping by U.S. Bank National Association located at One Federal Street, Third Floor, Boston, Massachusetts 02110. American Stock Transfer & Trust Company, LLC acts as our transfer agent, distribution paying agent, registrar and Trustee. The principal business address of our transfer agent is 6201 15th Avenue, Brooklyn, New York 11219.

LEGAL MATTERS
Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Jones Day, New York, New York and Venable LLP, Baltimore, Maryland. Certain legal matters in connection with an offering will be passed upon for the underwriters, if any, by the counsel named in the applicable prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements of Great Elm Capital Corp. incorporated by reference in this Registration Statement, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements are incorporated by reference in reliance upon the report of such firm, given their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116.

WHERE YOU CAN FIND MORE INFORMATION
We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the Secondary Shares offered by this prospectus. The registration statement contains additional information about us and shares of our common stock being offered by this prospectus that is incorporated by reference herein. See “Incorporation By Reference.”
We file annual, quarterly and current reports, proxy statements and other information about us with the SEC. You may also obtain free copies of our annual and quarterly reports and make stockholder inquiries by contacting us at Great Elm Capital Corp., 800 South Street, Suite 230, Waltham, Massachusetts 02453 or by calling us collect at (617) 375-3006. We maintain a website at http://www.greatelmcc.com and we make all of our annual, quarterly and current reports, proxy statements and other publicly filed information, and all information incorporated by reference herein, available, free of charge, on or through such website. Information on our website is not incorporated or a part of this prospectus. The SEC also maintains a website at http://www.sec.gov where such information is available without charge.

INCORPORATION BY REFERENCE
This prospectus is part of a registration statement that we have filed with the SEC. We are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to such information incorporated by reference. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file any such document. Any reports filed by us with the SEC subsequent to the date of this prospectus and before the date that any offering of any securities by means of this prospectus and any accompanying prospectus supplement, if any, is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus.
We incorporate by reference into this prospectus our filings listed below and any future filings that we may file with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, subsequent to the date of this prospectus until all of the securities offered by this prospectus and any accompanying prospectus supplement, if any, have been sold or we otherwise terminate the offering of those securities; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished” to the SEC which is not deemed filed is not incorporated by reference in this prospectus and any accompanying prospectus supplement, if any. Information that we file with the SEC subsequent to the date of this prospectus will automatically update and may supersede information in this prospectus, any accompanying prospectus supplement, if any, and other information previously filed with the SEC. The prospectus incorporates by reference the documents set forth below that have been previously filed with the SEC:
•
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, including the portions of our Definitive Proxy Statement on Schedule 14A that are incorporated by reference into Part III of our Annual Report on Form 10-K for the year ended December 31, 2020;

•	Our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2021, June 30, 2021 and September 30, 2021;
•
Our Current Reports on Form 8-K filed with the SEC on February 24, 2021, March 18, 2021, May 6, 2021, May 21, 2021, June 8, 2021, June 23, 2021 and June 23, 2021, August 23, 2021, September 20, 2021 and November 19, 2021; and

•
The description of our common stock set forth in the registration statement on Form 8-A filed on September 27, 2016, as updated by Exhibit 4.10 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and all amendments and reports filed for the purpose of updating that description.

See “Where You Can Find More Information” for information on how to obtain a copy of these filings.

PART C — OTHER INFORMATION
Item 25.	Financial Statements and Exhibits
Financial Statements
The consolidated financial statements of Great Elm Capital Corp. (the “Registrant”) included in the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and the Registrant’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 30, 2021, June 30, 2021 and September 30, 2021, are incorporated by reference in Part A of this registration statement.
Exhibits
Unless otherwise indicated, all references are to exhibits to the applicable filing by the Registrant under File No. 814-01211 with the Securities and Exchange Commission (the “SEC”).
Exhibit Number	Description
(a)	Articles of Amendment and Restatement of the Registrant (incorporated by reference to Exhibit 3.1 to the Form 8-K filed on November 7, 2016)
(b)	Bylaws of the Registrant (incorporated by reference to Exhibit 2 to the Registration Statement on Form N-14 (File No. 333-212817) filed on August 1, 2016)
(d)(1)	Form of certificate for the Registrant’s common stock (incorporated by reference to Exhibit 99.5 to the Registration Statement on Form N-14 (File No. 333-212817) filed on August 1, 2016)
(d)(2)
Indenture, dated as of September 18, 2017, by and between the Registrant and American Stock Transfer & Trust Company, LLC, as trustee (the “Trustee”) (incorporated by reference to Exhibit 4.1 to the Form 8-K/A filed on September 21, 2017)

(d)(3)
Second Supplemental Indenture, dated as of January 19, 2018, by and between the Registrant and the Trustee (incorporated by reference to Exhibit (d)(3) to the post-effective amendment to the Registration Statement on Form N-2 (File No. 333-221882) filed on January 19, 2018)

(d)(4)
Third Supplemental Indenture, dated as of June 18, 2019, by and between the Registrant and the Trustee (incorporated by reference to Exhibit (d)(3) to the post-effective amendment to the Registration Statement on Form N-2 (File No. 333-22706) filed on June 18, 2019)

(d)(5)	Fourth Supplemental Indenture, dated as of June 23, 2021 by and between the Registrant and the Trustee (incorporated by reference to Exhibit 4.1 to the Form 8-K filed on June 23, 2021)
(d)(6)
Global Note (6.75% Notes due 2025), dated January 19, 2018 (incorporated by reference to Exhibit (d)(1) to the post-effective amendment to the Registration Statement on Form N-2 (File No. 333-221882) filed on January 19, 2018)

(d)(7)
Global Note (6.50% Notes due 2024), dated June 18, 2019 (incorporated by reference to Exhibit (d)(1) to the post-effective amendment to the Registration Statement on Form N-2 (File No. 333-227605) filed on June 18, 2019)

(d)(8)	Global Note (5.875% Notes due 2026) (incorporated by reference to Exhibit 4.2 to the Form 8-K filed on June 23, 2021)
(d)(9)	Form T-1 of the Trustee*
(e)
Form of Dividend Reinvestment Plan (incorporated by reference to Exhibit 13(d) to the pre-effective amendment to the Registration Statement on Form N-14 (File No. 333-212817) filed on September 26, 2016)

(g)
Investment Management Agreement, dated as of September 27, 2016, by and between the Registrant and Great Elm Capital Management, Inc. (“GECM”) (incorporated by reference to Exhibit 10.1 to the Form 8-K filed on November 7, 2016)

(h)	Form of Underwriting Agreement**
(j)	Custody Agreement, dated as of January 2, 2020, by and between the Registrant and U.S. Bank National Association (incorporated by reference to Exhibit 10.1 to the Form 10-Q filed on May 11, 2020)
(k)(1)	Form of Trademark License Agreement (incorporated by reference to Exhibit 13(b) to the Registration Statement on Form N-14 (File No. 3330212817) filed on August 1, 2016)
(k)(2)	Administration Agreement, dated as of September 27, 2016, by and between the Registrant and GECM (incorporated by reference to Exhibit 10.2 to the Form 8-K filed on November 7, 2016)

Exhibit Number	Description
(k)(3)	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.4 to the Form 8-K filed on November 7, 2016)
(k)(4)	Loan, Guarantee and Security Agreement, dated May 5, 2021, between the Registrant and City National Bank (incorporated by reference to Exhibit 10.1 to the Form 8-K filed on May 6, 2021)
(l)(1)*	Opinion of Jones Day
(l)(2)*	Opinion of Venable LLP
(n)(1)*	Consent of Deloitte & Touche LLP, Independent Registered Accounting Firm
(n)(2)*	Consent of Jones Day (included in Exhibit (l)(1))
(n)(3)*	Consent of Venable LLP (included in Exhibit (l)(2))
(n)(3)*	Power of Attorney (included on the signature page hereto)
(r)(1)	Code of Ethics of Registrant (incorporated by reference to Exhibit 14.1 to the Form 10-K filed on March 30, 2017)
(r)(2)	Code of Ethics of GECM (incorporated by reference to Exhibit 14.2 to the Form 10-K filed on March 30, 2017)
*	Filed herewith
**	To be filed either by amendment or as an exhibit to a report filed under the Securities Exchange Act of 1934 and incorporated herein by reference.
The agreements included or incorporated by reference as exhibits to this registration statement contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties were made solely for the benefit of the other parties to the applicable agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in such agreement by disclosures that were made to the other party in connection with the negotiation of the applicable agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement.
Item 26.	Marketing Arrangements
None.
Item 27.	Other Expenses of Issuance and Distribution**
SEC registration fee	$9,279
Nasdaq Global Select Additional Listing Fees	25,000
Accounting fees and expenses	30,000
Legal fees and expenses	300,000
Printing and engraving	35,000
Miscellaneous fees and expenses	130,000
Total	$529,279
**	These amounts (other than the SEC registration fee) are estimates.
Item 28.	Persons Controlled by or Under Common Control
Entity	Ownership	Jurisdiction of Organization
PE Facility Solutions, LLC	87%	Delaware
Prestige Capital Finance, LLC	80%	Delaware
Lenders Funding, LLC	63%	New York

Item 29.	Number of Holders of Securities
The following table sets forth the number of record holders of our securities at September 30, 2021.
Title of Class	Number of Record Holders
Common Stock, par value $0.01 per share	11
6.75% Notes due 2025	1
6.50% Notes due 2024	1
5.875% Notes due 2026	1
Item 30.	Indemnification
Reference is made to Section 2-418 of the Maryland General Corporation Law, Article VII of the Registrant’s Charter and Article XI of the Registrant’s Bylaws.
Maryland law permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and that is material to the cause of action. The Registrant’s Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.
The Registrant’s Charter authorizes the Registrant, and the Registrant’s Bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee and who is made, or threatened to be made, a party to, or witness in the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Charter and Bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of the Registrant’s predecessor. In accordance with the Investment Company Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to or in which they may be made, or threatened to be made, a party or witness by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Under Maryland law, a Maryland corporation may not indemnify a director or officer in a suit by the corporation or in its right in which the director or officer was adjudged liable to the corporation or in a suit in which the director or officer was adjudged liable on the basis that a personal benefit was improperly received. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by the corporation or in its right, or for a judgment of liability on the basis that a personal benefit was improperly received, is limited to expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
If securities are sold through underwriters, we will indemnify such underwriters against certain liabilities, including liabilities under the Securities Act. Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification to underwriters is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
Investment Adviser and Administrator
The Investment Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, GECM and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of GECM’s services under the Investment Management Agreement or otherwise as an investment adviser of the Registrant.
The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, GECM and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of GECM’s services under the Administration Agreement or otherwise as administrator for the Registrant.
The law also provides for comparable indemnification for corporate officers and agents. Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
The Registrant has entered into indemnification agreements with its directors. The indemnification agreements are intended to provide the Registrant’s directors the maximum indemnification permitted under Maryland law and the Investment Company Act. Each indemnification agreement provides that the Registrant shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of the Registrant.
Item 31.	Business and Other Connections of Investment Adviser
For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of GECM, reference is made to GECM’s Form ADV, filed with the SEC under the Investment Advisers Act of 1940, as amended, and incorporated herein by reference upon filing.

Item 32.	Location of Accounts and Records
All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act and the rules thereunder are maintained at the offices of:
1.	the Registrant, 800 South Street, Suite 230, Waltham, Massachusetts 02453;
2.	the Transfer Agent, American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219;
3.	the Custodian, U.S. Bank National Association located at One Federal Street, Third Floor, Boston, Massachusetts 02110; and
4.	GECM, 800 South Street, Suite 230, Waltham, Massachusetts 02453.
Item 33.	Management Services
Not applicable.
Item 34.	Undertakings
The Registrant undertakes:
1.	Not applicable.
2.	Not applicable.
3.	(a) Not applicable.
(b) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.
(c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
(d) Not applicable.
(e) The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act; (2) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants; (3) the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.
4.
(a) For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and cap of the securities at that time shall be deemed to be the initial bona fide offering thereof.
5.
The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d)

of the Securities Exchange Act of 1934 that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
6.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

7.
To send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Waltham, and the Commonwealth of Massachusetts, on November 22, 2021.
GREAT ELM CAPITAL CORP.
By:	/s/ Peter A. Reed
Name:	Peter A. Reed
Title:	Chief Executive Officer
Each person whose signature appears below constitutes and appoints Peter A. Reed and Keri A. Davis (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign on his or her behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of November 22, 2021.
Name	Capacity

/s/ Peter A. Reed	Chief Executive Officer and Director (Principal Executive Officer)
Peter A. Reed

/s/ Keri Davis	Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)
Keri Davis

/s/ Mark Kuperschmid	Director
Mark Kuperschmid

/s/ Randall Revell Horsey	Director
Randall Revell Horsey

/s/ Michael C. Speller	Director
Michael C. Speller

/s/ Erik A. Falk	Director
Erik A. Falk